SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement          |_|  Confidential, for Use of
|X|     Definitive Proxy Statement                the Commission Only (as
|_|     Definitive Additional Materials           permitted by Rule 14a-6(e)(2))
|_|     Soliciting Material Pursuant to
        Rule 14a-11(c) or Rule 14a-12

                            CHAPARRAL RESOURCES, INC.
                 --------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_|      Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

(2)       Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

(4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

(5)       Total fee paid:

         -----------------------------------------------------------------------

|_|      Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)       Amount previously paid:

                   -------------------------------------------------------------

         (2)       Form, Schedule or Registration no.:

                  --------------------------------------------------------------

         (3)       Filing Party:

                  --------------------------------------------------------------

         (4)       Date Filed:

                  --------------------------------------------------------------

                            CHAPARRAL RESOURCES, INC.
                         2211 Norfolk Street, Suite 1150
                            Houston, Texas 77098-4096
                                 (713) 807-7100

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            To Be Held April 21, 1999

     A Special Meeting of Shareholders ("Special Meeting") of Chaparral Resources, Inc. (the "Company") will be held at the offices of Allen & Company Incorporated located at 711 Fifth Avenue, 9th Floor, New York, New York, 10022 on Wednesday, April 21, 1999 at 10:00 a.m., Eastern Standard Time, for the following purposes, all of which are more completely described in the accompanying Proxy Statement:

     * to consider and act upon a proposal to amend Article Fourth of the Company's Amended and Restated Articles of Incorporation to effect a reverse stock split in which one new share of common stock, par value $0.10 per share, of the Company will be exchanged for every 60 shares of common stock, par value $0.10 per share, of the Company presently authorized, issued, and outstanding;

     * to vote on a proposal to reincorporate the Company by changing the state of incorporation from Colorado to Delaware by the adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged with and into Chaparral Resources Delaware, Inc., a Delaware corporation, which is a wholly-owned subsidiary of the Company formed specifically for the purpose of the reincorporation and which will be the surviving corporation;

     * to vote on a proposal to approve an adjournment of the Special Meeting to another date and/or place for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the foregoing proposals; and

     *    to  transact  such other  business  as may  properly  come  before the
          Special  Meeting  or  any   postponements   or  adjournment   thereof;
          management is not aware of any other such business.

     The Board of Directors has fixed April 7, 1999 as the voting record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Special Meeting or at any such adjournment.

     You are cordially invited to attend the Special Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and promptly return the enclosed proxy in the envelope provided. If you attend the Special Meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you, in writing or in person, at any time prior to the exercise thereof.

                                          By Order of the Board of Directors

                                          /s/ Dr. Jack A. Krug

                                          Dr. Jack A. Krug
                                          President and Chief Operating Officer
Houston, Texas
April 8, 1999

                            CHAPARRAL RESOURCES, INC.
                         2211 Norfolk Street, Suite 1150
                            Houston, Texas 77098-4096



                                 PROXY STATEMENT


                         SPECIAL MEETING OF SHAREHOLDERS
                                 April 21, 1999

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Chaparral Resources, Inc., a Colorado corporation (the "Company"), of proxies from the holders (the "Shareholders") of the Company's authorized, issued and outstanding shares of common stock, par value $0.10 per share (the "Common Stock") and Series A Preferred Stock, no par value (the "Series A Preferred Stock"), to be exercised at a Special Meeting of Shareholders to be held on Wednesday, April 21, 1999, at the offices of Allen & Company Incorporated located at 711 Fifth Avenue, 9th Floor, New York, New York, 10022, at 10:00 a.m., Eastern Standard Time, and at any adjournment(s) or postponement(s) of such meeting (the "Special Meeting"), for the following purposes:

     * to consider and approve a proposal to amend Article Fourth of the Company's Amended and Restated Articles of Incorporation (the "Articles of Incorporation") to effect a reverse stock split (the "Reverse Stock Split") in which one new share of common stock, par value $0.10 per share ("New Common Stock"), of the Company would be exchanged for every 60 shares of Common Stock presently authorized, issued, and outstanding ("Outstanding Common Stock") (the "Reverse Stock Split Proposal");

     * to vote on a proposal to reincorporate (the "Reincorporation") the Company by changing the state of incorporation from Colorado to Delaware by the adoption of a Plan and Agreement of Merger pursuant to which the Company will be merged with and into Chaparral Resources Delaware, Inc., a Delaware corporation ("Chaparral Delaware"), which is a wholly-owned subsidiary of the Company formed specifically for the purpose of the Reincorporation and which will be the surviving corporation (the "Reincorporation Proposal");

     * to vote on a proposal to approve an adjournment of the Special Meeting to another date and/or place for the purpose of soliciting additional proxies if there are not sufficient votes at the time of the Special Meeting to approve the foregoing proposals; and

     *    to transact such other business as may be properly  brought before the
          Special  Meeting  and  any  postponements  or  adjournments   thereof;
          management is not aware of any other such business.

     Shareholders are urged to carefully read this Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to the Shareholders on or about April 8, 1999.

     Shares Outstanding, Recordholders and Record Date. Only the holders of record of the shares of Common Stock and Series A Preferred Stock at the close of business on April 7, 1999 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. There were 2,022 recordholders of the Common Stock and one recordholder of the Series A Preferred Stock as of the Record Date. The Reverse Stock Split
Proposal, if adopted, is not expected to cause a significant change in the number of Shareholders. At the close of business on the Record Date, 58,378,790 shares of Common Stock were outstanding, each of which is entitled to cast one vote and 50,000 shares of Series A Preferred Stock were outstanding, each of which is entitled to cast approximately 46.7 votes.

     Voting Rights and Quorum. The presence at the Special Meeting of Shareholders, in person or by proxy, entitled to cast a one-third of all the votes entitled to be cast at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. Holders of Common Stock and Series A Preferred Stock will vote as a single class on all the proposals. To approve the Reverse Stock Split Proposal, the votes cast, in person or by proxy, at the Special Meeting in favor of the Reverse Stock Split Proposal must exceed the votes cast in opposition of the Reverse Stock Split Proposal. Approval of the Reincorporation Proposal will require the affirmative vote of the holders of a majority of the Company's outstanding Common Stock and Series A Preferred Stock. The effect of an abstention or a broker non-vote is the same as that of a vote against the Reincorporation Proposal. Abstentions and broker non-votes will not, however, have the effect of a vote against the other proposals.

     Granting of Proxies. Shares of Common Stock and Series A Preferred Stock, as the case may be, represented by properly executed proxies, if such proxies are timely received and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated, such proxies will be voted (i) "FOR" the Reverse Stock Split Proposal, (ii) "FOR" the Reincorporation Proposal, (iii) "FOR" the approval of any adjournment and (iv) in the discretion of the proxy holder as to any other matter which may properly come before the Special Meeting. Any holder of Common Stock or Series A Preferred Stock who returns a signed proxy but fails to provide instructions as to the manner in which such shares are to be voted will be deemed to have voted in favor of the matters set forth in the preceding sentence. A Shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Special Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Chaparral Resources, Inc., 2211 Norfolk Street, Suite 1150, Houston, Texas 77098-4096, Attention:
Secretary.

     Proxy Solicitation. The Company may solicit proxies by mail, advertisement, telephone, facsimile, telegraph and personal solicitation. Directors and executive officers of the Company may solicit proxies personally or by telephone without additional compensation. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy solicitation materials to the beneficial owners of the Common Stock and Series A Preferred Stock.

     Appraisal Rights. Under the Colorado Business Corporation Act ("CBCA"), Shareholders will not be entitled to dissenters' rights of appraisal with respect to any of the proposals.

     Other Matters. At March 1, 1999, directors and executive officers of the Company and their affiliates beneficially owned 8,849,292 shares of Common Stock, or 14.72% of the total shares outstanding on such date, and no shares of Series A Preferred Stock. It is anticipated that all of such shares will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. Under the CBCA, only the purposes specified in the Notice of Special Meeting of Shareholders may be considered at the Special Meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of March 1, 1999, with respect to directors, named executive officers of the Company and each person who is known by the Company to own beneficially more than 5% of the Common Stock, and with respect to shares owned beneficially by all directors and executive officers of the Company as a group. The following information does not reflect the Reverse Stock Split Proposal. The address for all directors and executive officers of the Company is 2211 Norfolk Street, Suite 1150, Houston, Texas 77098-4096.

                                                                           Amount and Nature of      Percent of
                                                                               Beneficial              Common
       Name of Beneficial Owner                    Position                  Ownership (1)            Stock (1)
       ------------------------                    --------                  -------------            ---------
Allen & Company Incorporated                          --                      11,177,107 (2)           18.31%
711 Fifth Avenue
New York, New York  10022

Cascade Investment, LLC                               --                      3,333,333                 5.71%
2365 Carillon Point
Kirkland, WA 98033

Drake and Company                                     --                      1,415,000                 2.42%
Citibank Performance Portfolio A.A
C/o Citibank, N.A.
153 E. 53rd Street, 21st Floor
New York, New York 10043

Whittier Ventures, LLC                                --                      3,233,556 (3)              5.51%
1600 Huntington Drive
South Pasadena, California 91030

Jack A. Krug                            President and Chief Operating         200,000(4)                  *
                                        Officer

John G. McMillian                       Chairman of the Board,                250,000(5)                  *
                                        Director, and Chief Executive
                                        Officer

David A. Dahl                           Director                              5,549,803(6)               9.36%

Ted Collins, Jr.                        Director                              60,000                      *

James Jeffs                             Director                              2,568,247 (7)              4.36%

Arlo G. Sorensen                        Director                              96,242 (8)                  *

Richard L. Grant                        Director                                  -0-                     *

Howard Karren                           Former President and Chief            1,195,000 (9)               *
                                        Executive Officer
All Current Directors and Executive                                           8,849,292 (10)            14.72%
Officers as a Group (nine persons)
----------

*    Represents less than 1% of the shares of the Common Stock outstanding.
(1) Beneficial ownership of the Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended ("Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership within 60 days.
(2) Includes 2,651,7200 shares underlying warrants to purchase shares of Common Stock. The number of warrants reflected includes 225,000 warrants that Allen & Company Incorporated ("ACI") acquired and holds for the benefit of certain of its officers, directors and employees. ACI is a wholly owned subsidiary of Allen Holding Inc. ("AHI"), and, consequently, AHI may be deemed to beneficially own the shares beneficially owned by ACI. Does not include certain shares owned directly by certain officers and stockholders of AHI and ACI with respect to which AHI and ACI disclaim beneficial ownership. Certain officers and stockholders of AHI and ACI may be deemed to beneficially own certain shares of the Common Stock reported to be beneficially owned directly by AHI and ACI.
(3)  Includes 282,500 shares underlying currently exercisable warrants.
(4) Does not include 800,000 shares that will vest annually at a rate of 200,000 shares on January 15th of each year. If Dr. Krug's employment terminates, the stock award will be prorated as to that year.
(5) Includes 25,000 shares underlying a currently exercisable option and 25,000 shares underlying a currently exercisable warrant.

(6) Includes 75,000 shares underlying currently exercisable options owned by Mr. Dahl, 3,233,556 shares beneficially owned by Whittier Ventures LLC, 349,185 shares owned by Whittier Energy Company, 87,500 shares underlying currently exercisable warrants owned by Whittier Energy Company, 1,285,192 shares beneficially owned by Whittier Trust Company, 9,370 shares owned by Whittier Opportunity Fund and 500,000 shares underlying currently exercisable options owned by Whittier Opportunity Fund. Although, Mr. Dahl has no pecuniary interest in the shares beneficially owned by Whittier Ventures LLC, Whittier Energy Company, Whittier Trust Company, or Whittier Opportunity Fund but, as the President of Whittier Ventures LLC and Whittier Energy Company, as the Vice President of Whittier Trust Company and as a Manager of Whittier Opportunity Fund, Mr. Dahl has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
(7) Includes 349,185 shares owned by Whittier Energy Company, 87,500 shares underlying currently exercisable options owned by Whittier Energy Company, 1,285,192 shares beneficially owned by the Whittier Trust Company, 9,370 shares owned by Whittier Opportunity Fund and 500,000 shares underlying currently exercisable options owned by Whittier Opportunity Fund. Although Mr. Jeffs has no pecuniary interest in the shares beneficially owned by the Whittier Energy Company, Whittier Trust Company and the Whittier Opportunity Fund, as Vice President of the Whittier Energy Company, Vice President of the Whittier Trust Company and Manager of the Whittier Opportunity Fund, Mr. Jeffs has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares. Does not include 235,000 shares subject to an escrow agreement which provides that such shares will be released to Mr. Jeffs if the Company's oil and gas interests attain specified performance levels.
(8) Includes 75,000 shares underlying currently exercisable options and 11,242 shares owned by Whittier 1982 Oil Trust for which Mr. Sorensen is the trustee and has voting and investment power over such shares. Mr. Sorensen is a director of Whittier Ventures LLC and Whittier Energy Company. Mr. Sorensen disclaims beneficial ownership of the shares that are owned by Whittier Ventures LLC and Whittier Energy Company.
(9) Includes 1,025,000 shares underlying currently exercisable options. Mr. Karren is no longer employed by the Company.
(10) Includes the shares as described in notes (4) through (8) above. Also includes (i) 20,000 shares owned by Mr. Young, the Treasurer and Controller of the Company, (ii) 70,000 shares underlying a presently exercisable options owned by Mr. Young, (iii) 10,000 shares owned by Mr. Berlin, the Secretary of the Company, and (iv) 25,000 shares underlying a presently exercisable option owned by Mr. Berlin. Does not include a grant for 20,000 shares that will vest with respect to 10,000 shares on each of January 30, 2000 and 2001, if Mr. Young is still employed by the Company on those dates. The shares will vest earlier if Mr. Young is terminated without due cause or if the Company is acquired or merges with another entity.

                          REVERSE STOCK SPLIT PROPOSAL

     Amendment of the Articles of Incorporation. The Board of Directors has approved, subject to the Shareholder approval solicited hereby, the Reverse Stock Split in which one share of New Common Stock would be exchanged for every 60 shares of Outstanding Common Stock. The number of authorized shares of Common Stock and preferred stock, no par value, as a result of the Articles of Amendment (as herein defined) would remain unchanged at 100,000,000 and 1,000,000, respectively. Additionally, the number of authorized shares of each series of preferred stock consisting of the Series A Preferred Stock, Series B Preferred Stock, no par value (the "Series B Preferred Stock"), and Series C
Preferred Stock, no par value (the "Series C Preferred Stock") would likewise remain unchanged at 75,000, 75,000 and 75,000, respectively. The full text of the Articles of Amendment to the Restated Articles of Incorporation + Amendments (the "Articles of Amendment") is set forth in Annex I attached hereto. However, if the Reincorporation Proposal is approved by the shareholders, the Series B Preferred Stock and the Series C Preferred Stock will be eliminated. See "Reincorporation Proposal."

     Reasons for the Reverse Stock Split Proposal. The primary objective of the Reverse Stock Split Proposal is to increase the market price per share of the Common Stock. The Common Stock is currently listed on The Nasdaq SmallCap Market under the symbol "CHAR." Under Marketplace Rules of The Nasdaq Stock Market, Inc. ("Nasdaq") governing qualitative and quantitative standards for listing, a minimum bid price of $1.00 per share is required. On December 7, 1998, the Company received a letter from Nasdaq, in which the Company was notified that it had failed to comply with the continued listing requirement with respect to the minimum bid requirement of its Common Stock, as set forth in Nasdaq Marketplace Rule 4310(c)(4).

     The Company was and has been unable to comply with the minimum bid requirement since receiving the December 7, 1998 letter from Nasdaq. By letter dated March 12, 1999, Nasdaq notified the Company that its delisting will be stayed pending a hearing on April 30, 1999, at which time the Company must demonstrate its ability to comply with all listing requirements, including the minimum bid price for the Common Stock. At this hearing, the Company will explain the Reverse Stock Split Proposal, describe its efforts to raise additional equity capital, and, if necessary, request an extension of the deadline to comply with the minimum bid price requirement of Nasdaq. There can be no assurance, however, that the Company will be successful at such hearing and the failure to do so may result in the immediate delisting of the Common Stock. Such delisting will have an adverse impact on the liquidity of the Common Stock and the Series A Preferred Stock. The possible consequences of such delisting could include litigation. Such delisting could make it more difficult for the Company to raise additional capital in the manner in which it has done so in the past, such as the issuance of convertible preferred stock. The Company is currently having severe cash flow problems and is attempting to raise additional equity capital in the private equity markets in the first half of 1999. Failure by the Company to raise additional equity capital in the first half of 1999 will have a material adverse effect on the Company, including the possibility that the Company may have to file a voluntary petition in bankruptcy under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code").

     If the Common Stock is delisted from Nasdaq, trading therein, if any, may then be conducted on the OTC Bulletin Board or the over-the-counter market. Because spreads between the "bid" and "asked" prices of the Common Stock quoted by market makers on the OTC Bulletin Board and the over-the-counter market will likely be greater than it is at present, Shareholders will likely experience a greater degree of difficulty in trading the Common Stock. In addition, there are significant restrictions imposed by most brokerage houses on the ability of their brokers to solicit orders or recommend the purchase of stocks that trade on the OTC Bulletin Board. In the majority of cases, the purchase of stock is limited to unsolicited offers from private investors, who have to comply with policies and practices involving the completion of time-consuming forms that can make the handling of lower-priced stocks economically unattractive. Moreover, most brokerage houses do not permit lower-priced stocks to be used as collateral for margin accounts or to be purchased on margin. Consequently, the Board of Directors believes that the current per share price of the Common Stock may limit the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. The brokerage commission on the purchase or sale of a lower-priced stock may also represent a higher percentage of the price than the brokerage commission on a higher-priced issue.

     The Common Stock is currently subject to the rules and regulations of the Securities and Exchange Commission (the "SEC") concerning "penny stocks." The SEC's rules and regulations generally define a penny stock to be an equity security that is not listed on Nasdaq or a national securities exchange and that has a market price of less than $5.00 per share, subject to certain exceptions. The SEC's rules and regulations require broker-dealers to deliver to a purchaser of penny stock a disclosure schedule explaining the penny stock market and the risks associated with it. Various sales practice requirements are also imposed on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). In addition, broker-dealers must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction and monthly account statements showing the market value of each penny stock held in the customer's account. If the Common Stock is traded on the OTC Bulletin Board or the over-the-counter market and remains subject to the regulations applicable to penny stocks, investors may find it more difficult to obtain timely and accurate quotes and execute trades of the Common Stock.

     The Company anticipates that the Reverse Stock Split Proposal, if approved by the Shareholders, will have the effect of increasing the minimum bid price of the Common Stock sufficient to satisfy Nasdaq's minimum bid price criteria. However, there can be no assurance that the minimum bid price will increase, or if it increases, that it will be maintained for any period of time, that the SEC's rules and regulations concerning penny stock will not apply to the Common Stock, or that the Company will be successful in maintaining its listing on The Nasdaq SmallCap Market subsequent thereto or at any time in the future.

     The Board of Directors believes that the proposed Reverse Stock Split will stimulate additional interest in the Common Stock. There can be no assurance, however, that there will be any increase in the market price of the Common Stock, particularly since the Reverse Stock Split will significantly decrease the number of outstanding shares of Common Stock, possibly resulting in lesser market liquidity than before the Reverse Stock Split. A decrease in liquidity could limit the ability of the Company to raise equity capital in the manner in which it has done in the past. Failure by the Company to raise additional equity capital in the first and second quarters of 1999 may have a material adverse effect on the Company, including the possibility that the Company may have to file a voluntary petition in bankruptcy under Chapter 11 of the Bankruptcy Code.

     Principal Effects of The Reverse Stock Split. If the Reverse Stock Split Proposal is approved, on the date the Reverse Stock Split becomes effective, the total number of shares of Common Stock held by each Shareholder would be converted automatically into a right to receive an amount of whole shares of New Common Stock equal to the number of shares owned immediately prior to the Reverse Stock Split divided by 60 and the conversion price of the Series A Preferred Stock would be multiplied by 60.

     If the Reverse Stock Split becomes effective, the Company's management believes that the quoted market price of the Common Stock should increase without altering any Shareholder's aggregate economic interest in the Company represented by such shares. The Board of Directors believes that the increased market price would be a more appropriate trading price for a company that is traded on The Nasdaq SmallCap Market. There can be no assurance, however, that the Reverse Stock Split will increase the market price of the Common Stock, that any such increase would be in proportion to the one-for-sixty Reverse Stock Split ratio, or that the per share market price of the Common Stock immediately after the proposed Reverse Stock Split can be maintained for any period of time.

     As of the Record Date, there were outstanding options to purchase an aggregate of 3,451,000 shares of Common Stock under the Company's 1998 Incentive and Nonstatutory Stock Option Plan and 1997 Incentive Stock Plan (collectively, the "Plans") as well as under grants not made pursuant to the Plans. In addition, an aggregate of 3,000,000 shares of Common Stock remain available for grant under the Plans. The Plans provide for automatic adjustment of the number and per share price of shares subject to outstanding options and available for future grant in the event of a change in capitalization, such as a reverse stock split. If the Reverse Stock Split is enacted, the number of shares of New Common Stock issuable upon exercise of outstanding options will be reduced to 57,517 and the exercise prices will be 60 times the present exercise prices. The number of shares of New Common Stock available for grant under the Plan will be reduced to 50,000.

     As of the Record Date, there were outstanding warrants to purchase an aggregate of 4,554,500 shares of Common Stock pursuant to various warrant agreements (collectively, the "Warrants"). The Warrants and the Series A Preferred Stock provide for automatic adjustment of the number and per share price of shares subject to the Warrants in the event of a change in capitalization, such as a reverse stock split. If the Reverse Stock Split Proposal is approved and effected, the conversion price of the Series A Preferred Stock and the exercise price of the Warrants would be adjusted proportionately so that after the Reverse Stock Split, a holder of Series A Preferred Stock and a holder of a warrant would receive approximately 1.67% of the Common Stock the holder would have received had the holder converted or exercised prior to the split. The Reverse Stock Split, if approved, will have no affect on the aggregate economic interest in the Company of the holders of Series A Preferred Stock or Warrant.

     Approval of the Reverse Stock Split Proposal would not adversely affect any Shareholder's percentage ownership interest in the Company or proportional voting power, except for nominal increases due to the rounding up of fractional shares. The rights and privileges of the holders of Common Stock would not be affected substantially by adoption of the Reverse Stock Split Proposal. The Reverse Stock Split, however, may result in some Shareholders owning "odd-lots" of less than 100 shares of new Common Stock. Brokerage commissions and other costs, of transactions in odd-lots are generally higher than the cost of transactions in even multiples of 100 shares; however, the Company believes that potential advantages of continued listing on The Nasdaq SmallCap Market will outweigh this disadvantage.

     Effective Date of Reverse Stock Split. If the Reverse Stock Split Proposal is approved by the Shareholders at the Special Meeting, the Articles of Amendment would be filed with the Secretary of State of Colorado and the Reverse Stock Split will become effective as of 5:00 p.m., Mountain Time, on the date of such filing ("Effective Date"). It is expected that such filing would take place on April 21, 1999, or shortly thereafter. Without any further action on the part of the Company or the Shareholders, the shares of Outstanding Common Stock held by Shareholders of record will be converted at 5:00 p.m., Mountain Time, on the Effective Date into the right to receive an amount of whole shares of New Common Stock equal to the number of their Outstanding Common Stock divided by 60, with any fractional shares rounded up to the nearest whole share, and the conversion price of the Series A Preferred Stock will be multiplied by 60.

     Fractional Shares And Exchange of Stock Certificates. No scrip or fractional shares certificates will be issued in connection with the Reverse Stock Split. Fractional shares resulting from the Reverse Stock Split will be rounded upward to the nearest whole share so that no Shareholder will be deprived of any shares.

     As soon as practicable after the Effective Date the Company will send a letter of transmittal to each Shareholder of record on the Effective Date for use in transmitting certificates representing shares of Outstanding Common Stock ("Old Certificates") to American Securities Transfer & Trust, Inc., Denver,
Colorado, which will act as the exchange agent ("Exchange Agent") for the Company. The letter of transmittal will contain instructions for the surrender of Old Certificates to the Exchange Agent in exchange for new certificates representing the number of whole shares of New Common Stock ("New Certificates"). No New Certificates will be issued to a Shareholder until the Shareholder has surrendered all Old Certificates together with a properly completed and executed letter of transmittal to the Exchange Agent.

     Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with all Old Certificates, a Shareholder will receive New Certificates representing the number of whole shares of New Common Stock into which their shares of Outstanding Common Stock have been converted as a result of the Reverse Stock Split.

     Until surrendered, on and after the Effective Date, outstanding Old Certificates held by a Shareholder will be deemed for all purposes to represent the number of whole shares of New Common Stock to which the Shareholder is entitled as a result of the Reverse Stock Split. If the Reincorporation Proposal is approved by the Shareholders at the Special Meeting and effected, the New Certificates will be issued by Chaparral Delaware rather than by the Company. See "Reincorporation Proposal."

     Stockholders should not forward their Old Certificates to the Exchange Agent until the letter of transmittal is received and should surrender their Old Certificates only with such letter of transmittal.

     Certain Federal Income Tax Consequences. The following is a summary of the material anticipated federal income tax consequences of the Reverse Stock Split to Shareholders. This summary is based on the federal income tax laws as now in effect and as currently interpreted. This summary does not take into account possible changes in tax laws or interpretations thereof, after the date hereof, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. This summary does not purport to address all aspects of the possible federal income tax consequences of the Reverse Stock Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to Shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations, regulated investment companies and foreign taxpayers). The summary does not address any consequence of the Reverse Stock Split under any state, local or foreign income and other tax laws.

     No ruling will be obtained from the Internal Revenue Service regarding the federal income tax consequences to the Company or to the Shareholders as a result of the Reverse Stock Split.

     Approval of the Reverse Stock Split Proposal will require Shareholders to exchange their Outstanding Common Stock for an amount of whole shares of New Common Stock equal to the number of shares of Outstanding Common Stock owned immediately prior to the Reverse Stock Split divided by 60. No fractional shares of New Common Stock will be issued. Any fraction of a share that any Shareholder would otherwise be entitled to receive will be rounded up to the nearest whole share.

     If approved by the Shareholders and effected, the Reverse Stock Split will qualify as a "recapitalization", as described in Section 368(a)(1)(E) of the Internal Revenue Code (the "Code"). Consequently, no gain or loss will be recognized by the Company. Except as discussed below, no gain or loss will be recognized by Shareholders who exchange their Outstanding Common Stock in connection with the Reverse Stock Split. The aggregate basis of New Common Stock received will be the same as the aggregate basis of Outstanding Common Stock surrendered in exchange therefor. Similarly, the holding period for New Common Stock received as a result of the Reverse Stock Split will include the holding period of the shares of Outstanding Common Stock surrendered in exchange thereof.

     The results described above should apply to a Shareholder who receives additional New Common Stock as a result of the rounding up of a fractional share to a whole share; however, it is possible that the receipt of additional New Common Stock due to such rounding could be, wholly or partly, taxable. In the event that such additional New Common Stock is deemed to be fully taxable upon receipt, such tax will be based upon the fair market value of the additional fractional share as of the date received. Accordingly, any such tax associated with such fractional share would be de minimis.

     Each Shareholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the Reverse Stock Split Proposal to such Shareholder, including the application and effect of state, local, and foreign income and other tax laws.

     Vote Required; Recommendation of the Board of Directors. In order to effect the Reverse Stock Split Proposal, the Articles of Incorporation must be amended. An amendment to the Articles of Incorporation requires, under Section 7-107-206 of the CBCA and the Articles of Incorporation, that a quorum exists and that the votes cast, in person or by proxy, at the Special Meeting in favor of the Reverse Stock Split Proposal exceed the votes cast in opposition of the Reverse Stock Split Proposal. If approved, the Articles of Amendment will become effective upon the filing thereof with the Secretary of State of Colorado.

     The Board of Directors recommends that you vote "FOR" the Reverse Stock Split Proposal. In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted.

                            REINCORPORATION PROPOSAL

     The Board of Directors believes that the best interests of the Company and the Shareholders will be served by changing the Company's state of incorporation from Colorado to Delaware. As discussed below, the principal reasons for Reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law, and the increased ability of the Company to attract and retain qualified Directors. The Company believes that its Shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the Shareholders in the event of an unsolicited takeover attempt, the proposed Certificate of Incorporation (the "Delaware Certificate of Incorporation") and Bylaws for Chaparral Delaware are substantially similar to the Company's current Articles of Incorporation and Bylaws, with the exception that the Delaware Certificate of Incorporation reduces the par value of the common stock to $0.0001 from $0.10, eliminates the Series B Preferred Stock and the Series C Preferred Stock, increases the number of shares that constitutes a quorum, and certain other alterations due to differences in Delaware and Colorado law. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

     The Reincorporation will be effected by merging the Company with and into Chaparral Delaware. Upon completion of the Reincorporation, the Company will cease to exist in accordance with the CBCA and Chaparral Delaware will operate the business of the Company under the existing Company name, Chaparral Resources, Inc. Pursuant to the Plan and Agreement of Merger between the Company and Chaparral Delaware (the "Merger Agreement"), each outstanding share of Common Stock and Series A Preferred Stock will automatically be converted into one share of Chaparral Delaware common stock, par value $0.0001 per share, or preferred stock, no par value, as appropriate. Since there are no shares of the Series B Preferred Stock and the Series C Preferred Stock issued or outstanding, there will be no conversion thereof and the Series B Preferred Stock and Series C Preferred Stock will cease to exist. It is expected that the Reincorporation will be effective as of 5:01 p.m., Mountain Time, on the Effective Date.

     Chaparral Delaware will assume and continue the outstanding stock options and all other employee benefit plans of the Company. Each outstanding and unexercised option or other right to purchase shares of Common Stock will become an option or right to purchase the same number of shares of Chaparral Delaware Common Stock, subject to adjustment for the Reverse Stock Split, on the same terms and conditions and at the same exercise price applicable to any such option or stock purchase right as of the Effective Date. It is expected that, if the Reverse Stock Split Proposal is approved and the Company prevails at the Nasdaq hearing on April 30, 1999, the common stock of Chaparral Delaware will be listed on The Nasdaq SmallCap Market and that it will trade under the symbol "CHAR".

     Shareholders will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of Colorado and Delaware--Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Delaware Certificate of Incorporation and the Bylaws of Chaparral Delaware, copies of which are attached hereto as Annexes II, III, and IV, respectively.

     Principal Reasons for the Reincorporation. As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Board of Directors believes that Shareholders will benefit from the responsiveness of the Delaware General Corporation Law (the "DGCL").

     For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Both the CBCA and the DGCL permit a corporation to include a provision in its articles of incorporation or certificate of incorporation, as the case may be, which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, the DGCL provides greater protection to directors than the CBCA and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Colorado case law.

     There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. The Company believes that the Shareholders will benefit from the well-established principles of corporate governance that the DGCL affords.

     No Change in the Name, Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of the Company. The Reincorporation Proposal will effect a change in the legal domicile of the Company, but not its physical location. The Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The Directors of the Company will become the Directors of Chaparral Delaware. Chaparral Delaware will assume all of the Company's employee benefit plans. All stock options, warrants or other rights to acquire Common Stock will automatically be converted into an option or right to purchase the same number of shares of Chaparral Delaware common stock at the same price per share, upon the same terms, and subject to the same conditions. The Company's other employee benefit arrangements will also be continued by Chaparral Delaware upon the terms and subject to the conditions currently in effect.

     Anti-takeover Implications. Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of its certificate of incorporation or bylaws or otherwise, which measures are designed to reduce the corporation's vulnerability to unsolicited takeover attempts. The
Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

     Nevertheless, certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the DGCL, from which Chaparral Delaware will not opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of Colorado and Delaware--Shareholder Approval of Certain Business Combinations." Certain measures permitted under the DGCL, which the Company does not presently intend to implement, include the ability to establish a staggered Board of Directors and to eliminate the right of stockholders controlling at least 10% of the voting shares to call a special meeting of stockholders. The elimination of cumulative voting and the establishment of a classified board of directors can also be undertaken under the CBCA in certain circumstances. For a detailed discussion of certain of the changes that will be implemented as part of the Reincorporation Proposal, see "Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation." For a more complete discussion of differences between the corporate laws of Colorado and Delaware, see "Significant Differences Between the CBCA and the DGCL."

     In addition, while both the CBCA and the DGCL permit a corporation to adopt such measures as stockholder rights plans, designed to reduce a corporation's vulnerability to unsolicited takeover attempts, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Reincorporation to amend the Delaware Certificate of Incorporation or Bylaws to include provisions, which might deter an unsolicited takeover attempt; however, in the discharge of its fiduciary obligations to the Shareholders, the Board of Directors will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board of Directors' ability to negotiate with an unsolicited bidder.

     Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation. The Board of Directors believes that the following summary of the significant differences between the Company's Articles of Incorporation and the Delaware Certificate of Incorporation is a fair one, it should be understood that it is merely a summary, does not purport to be complete and is qualified in its entirety by reference to the Company's Articles of Incorporation and the Delaware Certificate of Incorporation:

     Change in Par Value. The Articles of Incorporation currently authorize the Company to issue up to 100,000,000 shares of Common Stock, par value $0.10 per share, and 1,000,000 shares of Preferred Stock, no par value. The Delaware Certificate of Incorporation provides that Chaparral Delaware will have 100,000,000 authorized shares of common stock, par value $0.0001 per share, and 1,000,000 shares of preferred stock, no par value per share.

     Preferred Stock. Like the Articles of Incorporation, the Delaware Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without Shareholder approval, could authorize the issuance of preferred stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Common Stock under either Colorado or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

     The Articles of Incorporation authorize the Company to issue up to 75,000 shares of Series B Preferred Stock and 75,000 shares of Series C Preferred Stock. Since there are no shares of Series B Preferred Stock or Series C Preferred Stock issued or outstanding, the Delaware Certificate of Incorporation eliminates the Series B Preferred Stock and Series C Preferred Stock. The powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock are identical under the Articles of Incorporation and the Delaware Certificate of Incorporation.

     Quorum. The Articles of Incorporation provide that one-third of the shares entitled to vote, or as provided in the Bylaws, at any meeting shall constitute a quorum. The Delaware Certificate of Incorporation provides that a majority of the shares entitled to vote will constitute a quorum.

     Monetary Liability of Directors. The Articles of Incorporation and the Delaware Certificate of Incorporation both provide for the elimination of personal monetary liability of directors under certain circumstances. The provision eliminating monetary liability of directors set forth in the Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability, and the latter limits indemnification where the indemnified party is adjudged liable for his or her own negligence or misconduct in the performance of his or her duty. For a more detailed explanation of the foregoing, see "Significant Differences Between the CBCA and DGCL--Indemnification and Limitation of Liability."

     Size of the Board of Directors. The Articles of Incorporation provide for a Board of Directors consisting of three to nine directors as set by the Bylaws which establishs the number of directors at six. The Delaware Certificate of Incorporation provides that the Bylaws will establish the number of directors, which is likewise set at six. Under the CBCA, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, or repeal the Bylaws. Following the Reincorporation, the Board of Directors could amend the Bylaws to change the size of the Board of Directors from six Directors without further stockholder approval.

     Power to Call Special Stockholders' Meetings. Under the CBCA, a special meeting of Stockholders may be called by the board of directors, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the Bylaws of the Company, or by resolution. The Bylaws of the Company, however, do not specifically allow for 10% shareholders to call a special meeting. Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Bylaws of Chaparral Delaware authorize the chairman of the board or president or by the president or secretary at the written request of the holders of not less than 10% of the shares entitled to vote to call a special meeting of stockholders. Therefore, no substantive change is contemplated in this provision, although the Board of Directors could in the future amend the Bylaws of Chaparral Delaware without stockholder approval.

     Filling Vacancies on the Board of Directors. Under the CBCA, any vacancy on the board of directors other than one created by removal of a director elected by a voting group of shareholders may be filled by the board or the shareholders. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director elected by a voting group of shareholders may be filled by the board or by the affirmative vote of a majority of the remaining directors elected by such voting group of shareholders, unless the articles of incorporation provide otherwise. Subject to any contrary provision in the articles of incorporation, such vacancy may also be filled by the affirmative vote of stockholders belonging to such voting group. There is no contrary provision in the Articles of Incorporation. Under the DGCL, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of Chaparral Delaware provide that any vacancy may be filled by majority of the directors then in office, though less than a quorum, or a sole remaining director.

     Loans to Officers and Employees. Under the CBCA, any loan or guaranty to or for the benefit of a director of the corporation as a "conflicting interest transaction" requires either: (i) approval of the majority of disinterested directors after disclosure of material facts, (ii) approval of the shareholders after disclosure of material facts, or (iii) that it be fair as to the corporation. Pursuant to the Bylaws of Chaparral Delaware and in accordance with the DGCL, Chaparral Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     Voting by Ballot. The Bylaws of the Company provide, consistent with the CBCA, that the election of Directors at a shareholders' meeting shall be by ballot. Under the Bylaws of Chaparral Delaware, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Delaware Certificate of Incorporation provides that elections of directors need not be by ballot. As a result, the Delaware Certificate of Incorporation does not require election of directors by ballot unlike the current Bylaws of the Company.

     Compliance with the DGCL and the CBCA. Following the Special Meeting, if the Reincorporation Proposal is approved by the Shareholders, the Company will submit the Articles of Merger to the office of the Secretary of State of the State of Colorado and the Certificate of Merger to the office of the Secretary of State of the State of Delaware for filing.

     Significant Differences Between the CBCA and the DGCL. The CBCA and the DGCL differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which may materially affect the rights of the Shareholders, are as follows:

     Stockholder Approval of Certain Business Combinations. In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant Shareholders, more difficult. Under Section 203 of the DGCL certain "business combinations" with "interested Stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of 15% or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing. For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to 10% or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder, (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer), or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 662/3% of the outstanding voting stock not owned by the interested stockholder.

     Section 203 only applies to corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on Nasdaq or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, Chaparral Delaware will not so elect. Section 203 will encourage any potential acquirer to negotiate with the Board of Directors.
Section 203 also might have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for Chaparral Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to Chaparral Delaware will confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Chaparral Delaware's securities over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions. See "Stockholder Voting" herein.

     Removal of Directors. Under the CBCA, unless the articles of incorporation of a corporation provide otherwise, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, if cumulative voting is in effect, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting, and any director elected by a voting group can only be removed by that voting group. Under the DGCL, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the corporation's certificate of incorporation otherwise provides. The Delaware Certificate of Incorporation and Bylaws of Chaparral Delaware do not provide for a classified Board of Directors or for cumulative voting.

     Staggered Board of Directors. A staggered or classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. The CBCA permits a corporation to provide for a staggered board of directors by allowing for either all, or one-half or one-third of the board to be elected annually. Although the Company qualifies to adopt a classified board of directors, the Board of Directors has no present intention of doing so. The DGCL permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Delaware Certificate of Incorporation and Bylaws of Chaparral Delaware do not provide for a classified board of directors and Chaparral Delaware does not intend to propose establishment of a classified board of directors. The establishment of a classified board of directors following the Reincorporation would require the approval of the stockholders of Chaparral Delaware.

     Indemnification and Limitation of Liability. Both the CBCA and the DGCL have similar provisions respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     The Articles of Incorporation eliminate the liability of the Board of Directors to the fullest extent permissible under the CBCA. The CBCA does not permit the elimination of monetary liability for breach of fiduciary duty as a director where such liability is based on (i) breach of the director's duty of loyalty to the corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) unlawful distributions, (iv) any transaction from which the director directly or indirectly derived an improper personal benefit, or (v) any act or omission occurring before the provision eliminating liability became effective.

     The Delaware Certificate of Incorporation also eliminates the liability of Directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director to the fullest extent permissible under the DGCL, as such law exists currently or as it may be amended in the future. The limitations imposed on such a provision under the DGCL are substantially similar to the limitations imposed by the CBCA.

     The CBCA permits indemnification of a person made party to a proceeding because the person is or was a director against liability incurred in the proceeding if (i) the person conducted himself or herself in good faith and (ii) the person reasonably believed, in the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests, and in the all other cases, that his or her conduct was at least not opposed to the corporation's best interests. Additionally, in the case of any criminal proceeding, the person must have had no reasonable cause to believe his or her conduct was unlawful. Notwithstanding the foregoing, under the CBCA, a corporation may not indemnify a director in connection with a derivative action in which the director was adjudged liable to the corporation, or in connection with any other proceeding charging that the director derived an improper personal benefit, and in which proceeding the director was adjudged liable on the basis that he or she in fact derived such improper personal benefit. Also, in a derivative action, indemnification is expressly limited to the reasonable expenses incurred in connection with the proceeding.

     Under the DGCL, a corporation may indemnify a director against all liability (including expenses) in an action other than a derivative action if the person conducted himself or herself in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation (without a distinction made, as in the CBCA, for actions taken in "official capacity"), and with respect to criminal actions, he or she had no reasonable cause to believe that his or her conduct was unlawful. In derivative actions, as under the CBCA, indemnification is limited to reasonable expenses incurred (and is subject to the same standard of conduct for non-derivative actions), with the additional restriction that if the director is adjudged liable to the corporation, the court deciding the proceeding must make the special determination that the director is entitled to indemnification of expenses notwithstanding such adverse adjudication because such person is fairly and reasonable so entitled in view of all the circumstances. By comparison, under the CBCA, if a corporation elects not to indemnify a director against expenses incurred in connection with a derivative action because the director was found not to have acted within the requisite standard of conduct, a court may nevertheless award expenses if the court determines the director is fairly and reasonably entitled to indemnification in light of all of the circumstances.

     Under both the CBCA and the DGCL, officers, employees and agents (as well as fiduciaries, under the CBCA) may be indemnified to the same extent as directors.

     Under both the CBCA and the DGCL, a corporation must indemnify the person made party to a proceeding because such person was a director against expenses (including attorney's fees) where such person is successful on the merits or otherwise in defense of such proceeding. Though, under the CBCA, this mandatory indemnification may be limited by the articles of incorporation, the Articles of Incorporation contain no such limitation. Also, under the DGCL, this mandatory indemnification is extended to persons made party to a proceeding because such person was an officer, employee or agent of the corporation; under the CBCA, the mandatory indemnification of expenses, as may be further limited by the articles of incorporation, is only extended to officers of the corporation.

     Under the DGCL, the corporation may advance the expenses incurred by a director in connection with proceedings prior to a final adjudication if the director executes an undertaking to repay such amounts if it is ultimately determined that the director is not entitled to indemnification. The board of directors may set other terms and conditions for the advance of expenses on behalf of employees and agents. Chaparral Delaware has no present intention to limit such advances. Under the CBCA, in addition to the undertaking referred to above (which must be an unlimited general obligation of the director, but need not be secured), the director must furnish a written affirmation of the director's good faith belief that he or she has met the requisite standard of conduct heretofore described.

     Under both the DGCL and the CBCA, a "determination" must be made, based on the facts then known to those making the determination, that indemnification would not be precluded under applicable law. The "determination" is made by the affirmative vote a majority of directors not party to the subject proceeding, by independent legal counsel, or by the shareholders. The CBCA allows for a determination by a committee where no quorum of non-party directors can be reached; the DGCL does not require a quorum of non-party directors. Under the CBCA, the determination is made by stockholders only if the board directs, or cannot approve because of a lack of non-party directors; there is no such limitation on stockholder approval under the DGCL. The "determination" must be made in advance of indemnification and advancement of expenses under the CBCA; however, no prior determination is required for the advancement of expenses under the DGCL.

     The DGCL and CBCA both authorize a corporation's purchase of insurance on behalf of directors, officers, employees and agents, regardless of the corporation's statutory authority to indemnify such person directly. The CBCA specifically allows such insurance to be purchased from a company in which the corporation has equity or other interests.

     Under the CBCA, a corporation can indemnify officers, employees, fiduciaries and agents (but not directors) to a greater extent than provided in the CBCA, subject to public policy concerns, if such rights are set forth in the articles of incorporation, bylaws, or board of director or stockholder resolution, or by contract, though the Company does not provide such greater indemnification. The CBCA does not provide for extended indemnification of directors. By contrast, under the DGCL, a director's rights to indemnification are not limited to those set forth in the DGCL, and may be expanded by bylaw, agreement, common law, or otherwise, though limitations could be imposed by a court on grounds of public policy.

     Reduction of Capital. The DGCL provides that a corporation may reduce its capital in a variety of specified methods, including: by reducing or eliminating the capital represented by shares of capital stock which had been retired; by applying to an otherwise authorized purchase or redemption of outstanding shares of its capital stock, some or all of the capital represented by the shares being purchased or redeemed or any capital that has not been allocated to any particular class of its capital stock; by applying to an otherwise authorized conversion or exchange of outstanding shares of its capital stock, some or all of the capital represented by the shares being converted or exchanged, or some or all of any that has not been allocated to any particular class of its capital stock, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or by transferring to surplus
(i) some or all of the capital not represented by any particular class of its capital stock, (ii) some or all of the capital represented by issued shares of its par value capital stock, which capital is in excess of the aggregate par value of such shares, or (iii) some of the capital represented by the issued shares of its capital stock without par value.

     The foregoing may be conducted without the approval of the corporation's stockholders, provided that the assets remaining after the reduction are sufficient to pay any debts not otherwise provided for. The CBCA, contains no directly corresponding provision. The statutory scheme for capitalization of Colorado corporations differs from the DGCL statute in that concepts such as "capital" and "surplus" are not addressed under the CBCA statute. The effect of this difference is not material to the rights of the Shareholders.

     Dividends and Repurchases of Shares. The CBCA dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under the DGCL.

     Under the CBCA, a corporation may not make any distribution (including dividends, or repurchases and redemptions of shares) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, it the corporation were to be dissolved at the time of the distribution, to satisfy the preferential liquidation rights of stockholders not receiving the distribution.

     The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     Stockholder Voting. Under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a majority of the stockholders of both acquiring and target corporations must approve any statutory merger, except in certain circumstances substantially similar under both the CBCA and the DGCL.

     Also, under the DGCL and pursuant to the Articles of Incorporation, as permitted by the CBCA, a sale of all or substantially all of the assets of a corporation must be approved by a majority of the outstanding voting shares of the corporation transferring such assets. With certain exceptions, the CBCA also requires that mergers, share exchanges, certain sales of assets and similar transactions be approved by a majority vote of each voting group of shares outstanding. In contrast, the DGCL generally does not require class voting, except in certain transactions involving an amendment to a corporation's certificate of incorporation that adversely affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under the DGCL for companies, which have more than one class of shares outstanding.

     Interested Director Transactions. Under both the CBCA and the DGCL, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under the CBCA and the DGCL. The most significant difference between the DGCL and the CBCA is that under the CBCA, a corporation cannot rely on ratification or authorization of a disinterested board of directors regarding a loan or guaranty benefiting a director unless the stockholders have been given at least ten days written notice. The Company is not aware of any plans of the Board of Directors to propose, authorize, or ratify any such transaction for which notice would be required under the CBCA, but not under the DGCL.

     Stockholder Derivative Suits. The CBCA provides that the corporation or the defendant in a derivative suit may require the plaintiff shareholder to furnish a security bond if the shareholder holds less than 5% of the outstanding shares of any class and such shares have a market value of less than $25,000. The DGCL does not have a similar bonding requirement.

     Appraisal Rights. Under both the CBCA and the DGCL, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Appraisal rights are available in response to similar transactions under both the CBCA and the DGCL, except that under the CBCA, appraisal rights are also available to a shareholder in the event of (i) a share exchange to which the corporation is a party as the corporation whose shares will be acquired (a transaction not specifically authorized by the DGCL), (ii) a sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation or an entity which the corporation controls if a vote of the shareholders is otherwise require, and (iii) a reverse stock split if the split reduces the number of shares owned by the shareholder to a fraction of a share or to scrip and such fraction or scrip is to be acquired for cash or voided pursuant to the statutory procedure available under the CBCA.

     In addition, there are differences in the timing of payments made to dissenting shareholders, the ability of a court to award attorneys' fees, and the manner of determining "fair value" which may make the CBCA more favorable from a shareholder's point of view.

     Under both the DGCL and the CBCA, stockholders (i) receive prior notice of their rights to dissent, (ii) must deliver their notice of dissent prior to the corporate action given rise to dissenter's rights, and (iii) will receive notice from the corporation of the effectiveness of the corporate action within ten days. Other procedural differences between the CBCA and the DGCL may be viewed as more favorable to a dissenting stockholder.

     Under the DGCL, a dissenting stockholder has 120 days to obtain from the corporation a settlement of the fair value of his or her shares. If no settlement is reached at that time, the stockholder may petition the Delaware Court of Chancery to determine the fair value of the shares, after which the corporation will be instructed to pay to the dissenting stockholder the fair value, as determined. The court costs will be allocated among the corporation and dissenting stockholders, as equitable, and the legal fees for dissenting stockholders who prosecute their claims may be spread among the dissenting stockholders as a group. Finally, in determining "fair value" the Delaware Court of Chancery is required to consider all relevant factors, and to include interest, but is statutorily prohibited from including "any element of value arising from the accomplishment or expectation" of the transaction giving rise to appraisal rights.

     In contrast, under the CBCA, a dissenting shareholder may make a demand no later than 30 days following the notice from the corporation of the maturity of his or her appraisal rights. Upon receipt of such demand (or the effective date of the transaction, whichever is later), the corporation must pay each dissenter who has properly followed the procedure set forth in the CBCA an amount which the corporation estimates to be the fair value of the dissenter's shares, plus interest. In addition, the corporation must also deliver, among other things, financial statements, a statement of the estimate of fair value, and an explanation of how interest was calculated. If the dissenting shareholder is dissatisfied with this offer, such dissenting stockholder may then, within 30 days, keep the payment, but reject the corporation's calculation of fair value and present a counter-offer. If the corporation does not agree with the dissenting shareholder's counter-offer, the corporation is forced to commence an appraisal proceeding. A court will then determine the fair value of the dissenter's shares, taking into consideration all relevant factors. The court can also assess legal fees not only among the class of dissenters as under the DGCL law, but against the corporation if it is determined that it is equitable to do so and that the corporation did not substantially comply with the procedures set forth in the CBCA. Legal fees and expenses may also be awarded to any party if the opposing party is found to have acted arbitrarily, vexatiously or not in good faith. Unlike the DGCL, the CBCA does not specifically prohibit the court from taking into effect any appreciation in the fair value of the shares attributable to the "accomplishment or expectation" of the transaction giving rise to dissenter's rights. In addition, the CBCA is not well developed in the context of valuing dissenter's shares. Thus, the fair value of dissenter's shares assigned by a court interpreting the CBCA could differ significantly (and could be significantly lower) from the value assigned by a Delaware court. The procedure under the CBCA will likely ensure that dissenters receive at least some value from the corporation for their shares at an earlier date.

     The Company believes that transactions in which the Company most likely would be involved would involve other public companies, in which case dissenter's rights would not be applicable under either the CBCA or the DGCL. The Company does not presently intend to take any action, which would give rise to dissenter's rights. However, should such a transaction occur, the provisions under the CBCA may be viewed more favorable to a shareholder than the provisions under the DGCL.

     Dissolution. Under the CBCA, dissolution may be authorized by the adoption of a plan of dissolution by the board of directors, followed by the recommendation of the proposal to the shareholders (unless because of a conflict of interest or other circumstances the board determines it cannot make any recommendation), then followed by the approval of shareholders entitled to vote thereon. The CBCA provides for the approval by a majority of each voting group entitled to vote thereon. The CBCA also provides for judicial dissolution of a corporation in an action by a shareholder upon a showing that (i) the directors are deadlocked in management, the shareholders are unable to break the deadlock, and irreparable injury to the corporation is threatened or being suffered, or the business and affairs of the corporation can no longer be conducted to the advantage of the stockholders generally, because of the deadlock, (ii) the directors or those in control of the corporation are acting or will act in a manner which is illegal, oppressive, or fraudulent, (iii) the shareholder have been deadlocked over two annual meetings in the election of directors, or (iv) the corporate assets are being misapplied or wasted. A Colorado corporation can also be dissolved judicially upon other grounds in a proceeding by the attorney general, or in a proceeding by creditors, as well as by the secretary of state. Under the DGCL, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, the DGCL allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. The Delaware Certificate of Incorporation contains no such supermajority voting requirement; however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of Chaparral Delaware that had previously been approved by its Board of Directors. The DGCL provides for dissolution by operation of law for abuse, misuse or nonuse of its corporate powers, privileges or franchises.

     Action by Consent. Under the CBCA, unless the articles of incorporation require that a particular action is taken at a meeting of shareholders, any action to be taken by shareholders may be taken instead by the unanimous written consent of all shareholders entitled to vote thereon. Under the DGCL, action in lieu of a meeting is also allowed. However, under the DGCL law, the action may be taken by the written consent of only those stockholders required to vote in favor of the action. Those stockholders not executing written consents (and who would otherwise be entitled to notice of a meeting at which such action would have otherwise taken place) must receive prompt written notice of the action taken.

     Special Meetings. The DGCL provides that a special meeting of the stockholders may be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting. Stockholders, under the DGCL, do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws. The Bylaws of Chaparral Delaware allow special meetings to be called by the holders of shares entitled to cast not less than 10% of the votes to be cast at the meeting.

     Other. The foregoing is an attempt to summarize the more important differences in the corporation laws of the two states and does not purport to be a complete listing of differences in the rights and remedies of holders of shares of Colorado, as opposed to Delaware, corporations. Such differences can be determined in full by reference to the CBCA and the DGCL. In addition, both the CBCA and the DGCL provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles of incorporation or bylaws of a corporation. The Articles of
Incorporation and Bylaws of the Company and the Delaware Certificate of Incorporation and Bylaws of Chaparral Delaware materially modify the rights of shareholders which are generally provided under the CBCA and the DGCL in the areas of cumulative voting and preemptive rights of shareholders, required shareholder vote on certain matters and indemnification obligations of a corporation to its directors, officers and agents, and the material differences in that regard between them have been described above. See "Significant Differences Between the Articles of Incorporation and the Delaware Certificate of Incorporation."

     Conditions to Effectiveness of the Reincorporation. The effectiveness of the Reincorporation is subject to (i) receipt of the consents of lenders, lessors and other persons deemed necessary by the officers of the Company to permit the Reincorporation, and (ii) approval of the Reincorporation Proposal by the requisite number of the Shareholders.

     Certain Federal Income Tax Consequences. The following is a summary of the material anticipated federal income tax consequences of the Reincorporation to Shareholders. This summary is based on the federal income tax laws as now in effect and as currently interpreted. This summary does not take into account possible changes in tax laws or interpretations thereof, after the date hereof, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. This summary does not purport to address all aspects of the possible federal income tax consequences of the Reincorporation and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to Shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (for example, life insurance companies, financial institutions, tax-exempt organizations regulated investment companies and foreign taxpayers). The summary does not address any consequence of the Reincorporation under any state, local, or foreign income and other tax laws.

     No ruling will be obtained from Internal Revenue Service regarding the federal income tax consequences to the Company or the Shareholders as a result of the Reincorporation.

     If approved by the Shareholders and effected, the Reincorporation will qualify as a "recapitalization," as described in Section 368(a)(1)(F) of the Code and the following consequences should generally result:

     * no gain or loss should be recognized by the Shareholders, the Company or Chaparral Delaware as a result of the Reincorporation;

     * the aggregate tax basis of the Chaparral Delaware common stock received by each Shareholder in the Reincorporation should be equal to the aggregate tax basis of the Common Stock surrendered by such Shareholder in exchange therefor; and

     * the holding period of the Chaparral Delaware common stock received by each Shareholder should include the period for which such Shareholder held the Common Stock surrendered in exchange therefor, provided that such Common Stock was held by such Shareholder as a capital asset as of the effective date of the Reincorporation.

     Each Shareholder is encouraged to consult its own tax advisor regarding the specific tax consequences of the Reincorporation to such Shareholder, including the application and effect of federal, state, local and foreign income, and other tax laws.

     Vote Required; Recommendation of the Board of Directors. In order to effect the Reincorporation Proposal, the requisite number of Shareholders must approve the Merger Agreement. The approval of the Merger Agreement requires, under
Section 7-111-103 of the CBCA, and the Articles of Incorporation, that a quorum exist and that a majority of the Company's outstanding Common Stock and Preferred Stock vote in favor of the Reincorporation Proposal.

     The Board of Directors recommends that you vote "FOR" the Reincorporation Proposal. In the absence of instructions to the contrary, proxies solicited in connection with this proxy statement will be so voted.

                             APPROVAL OF ADJOURNMENT

     Each proxy solicited hereby by the Company requests authority to vote for an adjournment of the Special Meeting if an adjournment of such meeting is deemed to be necessary. The Company may seek an adjournment of the Special Meeting for not more than 120 days in order to enable it to solicit additional votes in favor of the Reverse Stock Split Proposal or the Reincorporation Proposal in the event that such proposals have not received the requisite vote of Shareholders at the Special Meeting. If the Company desires to adjourn the Special Meeting with respect to any of the foregoing proposals, it will request a motion that the Special Meeting be adjourned for up to 120 days with respect to any proposal, and no vote will be taken on such proposal at the originally scheduled meeting. Each proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted on any such motion for adjournment in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted in favor of any motion by the Company to adjourn the Special Meeting. Unless revoked prior to its use, any proxy solicited for the Special Meeting will continue to be valid for any adjournment of such meeting, and will be voted in accordance with the instructions contained therein, and if no contrary instructions are given, for the Reverse Stock Split Proposal and the Reincorporation Proposal.

     Any adjournment will permit the Company to solicit additional proxies and will permit a greater expression of the Shareholders' views with respect to such proposal. Such an adjournment would be disadvantageous to Shareholders who are against the Reverse Stock Split Proposal or the Reincorporation Proposal, because an adjournment will give the Company additional time to solicit favorable votes and thus increase the chances of approving either or both proposals.

     If a quorum is not present at the Special Meeting, no proposal will be acted upon and the Company will adjourn the Special Meeting to an alternative date in order to solicit additional proxies on each of the proposals being submitted to Shareholders.

     An adjournment for up to 120 days will not require either the setting of a new record date or notice of the adjourned meeting as in the case of an original meeting. The Company does not have any reason to believe that an adjournment of the Special Meeting will be necessary at this time.

     Because the Board of Directors recommends that you vote "FOR" the Reverse Stock Split Proposal and the Reincorporation Proposal, the Board of Directors recommends that you vote "FOR" the possible adjournment of the Special Meeting on such proposals.

                              STOCKHOLDER PROPOSALS

     Proposals of Shareholders intended to be included in the proxy materials and presented at the Annual Meeting of Shareholders to be held in 1999 must have been received by the Secretary of the Company, at 2211 Norfolk Street, Suite 1150, Houston, Texas 77098-4096, by January 28, 1999. If such proposal was in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy.

     Proposals not submitted for inclusion in the proxy statement, and therefore not included in such, may be properly brought before an Annual Meeting by a Shareholder who has submitted such proposals on a timely basis and in the form and manner consistent with that specified under the Articles of Incorporation. For such notice to have been timely for the 1999 Annual Meeting, it must have been received by the Secretary of the Company, at 2211 Norfolk Street, Suite 1150, Houston, Texas 77098-4096, by January 28, 1999.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Special Meeting other than those matters described in this Proxy Statement; however, if any other matters should properly come before the Special Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the person or persons authorized to vote the proxies.



                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/  Dr. Jack A. Krug

                                       Dr. Jack A. Krug
                                       President and Chief Operating Officer



April 8, 1999
Houston, Texas

                                                                         ANNEX I





                              ARTICLES OF AMENDMENT
                                     TO THE
                RESTATED ARTICLES OF INCORPORATION AND AMENDMENTS
                                       OF
                            CHAPARRAL RESOURCES, INC.



     Pursuant to the provisions of the Colorado Business Corporation Act (the "CBCA"), Chaparral Resources, Inc. (the "Corporation") hereby adopts the following Articles of Amendment to its Restated Articles of Incorporation +
Amendments:

     FIRST: That the name of the Corporation is Chaparral Resources, Inc.

     SECOND: The following amendment to the Restated Articles of Incorporation + Amendments was adopted by the shareholders of the Corporation on April 21, 1999, in the manner prescribed by the CBCA:

     Paragraph 1 of Article FOURTH shall be deleted in its entirety and replaced with the following:

                           "FOURTH.  The  aggregate  number  of  shares of stock
                  which the corporation shall have the authority to issue is 101,000,000 shares, of which 100,000,000 shall be Common Stock, par value $0.10 per share and 1,000,000 shall be Preferred Stock, no par value per share."


     THIRD: That the number of votes cast for the amendment by the holders of the shares entitled to vote on the amendment was sufficient for approval of the amendment.

     FOURTH:  That these  Articles  of  Amendment  to the  Restated  Articles of
Incorporation + Amendments of the Corporation shall be effective upon filing with the Secretary of State of the State of Colorado.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Dr. Jack A. Krug, President and Chief Operating Officer of the Corporation, this 21st day of April 1999.


                                           CHAPARRAL RESOURCES, INC.




                                           Dr. Jack A. Krug
                                           President and Chief Operating Officer

                                                                        ANNEX II


                          PLAN AND AGREEMENT OF MERGER

     THIS PLAN AND AGREEMENT OF MERGER (this "Merger Agreement") is made as of April 21, 1999, by and between Chaparral Resources, Inc., a Colorado corporation ("Chaparral") and Chaparral Resources Delaware, Inc., a Delaware corporation ("Chaparral Delaware" and, together with Chaparral, the "Constituent Corporations").

     WHEREAS, the authorized capital stock of Chaparral consists of 100,000,000 shares of Common Stock, par value $0.10 per share, and 1,000,000 shares of Preferred Stock, no par value per share;

     WHEREAS, the authorized capital stock of Chaparral Delaware consists of 100,000,000 shares of Common Stock, par value $0.0001 per share, and 1,000,000 shares of Preferred Stock, no par value per share; and

     WHEREAS, the directors of the Constituent Corporations deem it advisable and to the advantage of the Constituent Corporations that Chaparral merge with and into Chaparral Delaware upon the terms and conditions provided herein.

     NOW, THEREFORE, the parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that Chaparral shall merge with and into Chaparral Delaware on the following terms, conditions and other provisions:

1. TERMS AND CONDITIONS.

     1.1 Merger. Chaparral shall be merged with and into Chaparral Delaware (the "Merger"), effective at 5:01 p.m., Mountain Standard Time, April 21, 1999 (the "Effective Date") and Chaparral Delaware shall be the surviving corporation (the "Surviving Corporation").

     1.2 Name Change. On the Effective Date, the name of Chaparral Delaware will be Chaparral Resources, Inc.

     1.3 Succession. On the Effective Date, Chaparral Delaware will continue its separate corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of Chaparral, except insofar as it may be continued by operation of law, shall be terminated and cease.

     1.4 Transfer of Assets and Liabilities. On the Effective Date, the rights, privileges, and powers, both of a public and a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and all rights, privileges, and powers of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges and powers, and all and every other interest, thereafter shall be the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their respective stockholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not been consummated, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     1.5 Common Stock and Preferred Stock of Chaparral and Chaparral Delaware. On the Effective Date, by virtue of the Merger and without any further action on the part of the Constituent Corporation or their respective stockholders, (i) each share of Common Stock of Chaparral issued and outstanding immediately prior thereto shall be combined, changed and converted into one (1) share of Common Stock of Chaparral Delaware,in each case fully paid and nonassessable, (ii) each share of Preferred Stock of Chaparral issued and outstanding immediately prior thereto shall be combined, changed and converted into one (1) share of Preferred Stock of Chaparral Delaware, in each case fully paid and nonassessable, of the same series and with identical designations, preferences, rights, qualifications, limitations and restrictions, (iii) each share of Common Stock of Chaparral Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares, and (iv) each share of Preferred Stock of Chaparral Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

     1.6 Stock Certificates. On and after the Effective Date, all of the outstanding certificates that, prior to that time, represented shares of Common Stock and Preferred Stock of Chaparral shall be deemed for all purposes to evidence ownership of and to represent the shares of Chaparral Delaware into which the shares of Chaparral represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distribution upon the shares of Chaparral Delaware evidenced by such outstanding certificate as above provided.

     1.7 Options. On the Effective Date, if any options or rights granted to purchase shares of Common Stock of Chaparral remain outstanding, then the Surviving Corporation will assume outstanding and unexercised portions of such options and such options, shall be changed and converted into options to purchase Common Stock of Chaparral Delaware, such that an option to purchase one
(1) share of Common Stock of Chaparral shall be converted into an option to purchase one (1) share of Common Stock of Chaparral Delaware. No other changes in the terms and conditions of such options will occur.

     1.8 Purchase Rights. On the Effective Date, the Surviving Corporation will assume outstanding obligations of Chaparral to issue Common Stock or other capital stock pursuant to contractual purchase rights granted by Chaparral, and the outstanding and unexercised portions of all outstanding contractual rights to purchase Common Stock or other capital stock of Chaparral shall be changed and converted into contractual rights to purchase Common Stock or other capital stock, respectively, of Chaparral Delaware such that a contractual right to purchase one (1) share of Common Stock or other capital stock of Chaparral shall be converted into a contractual right to purchase one (1)share of Common stock or other capital stock, respectively, of Chaparral Delaware. No other changes in the terms and conditions of such contractual purchase rights will occur.

     1.9 Employee Benefit Plans. On the Effective Date, the Surviving Corporation shall assume all obligation of Chaparral under any and all employee benefit plans in effect as of such date with respect to which employee rights or accrued benefits are outstanding as of such date. On the Effective Date, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger.

2. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation and Bylaws. The Certificate of Incorporation of Chaparral Delaware in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of Chaparral Delaware in effect on the Effective Date shall continue to be the Bylaws of the Surviving Corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

     2.2 Directors. The directors of Chaparral preceding the Effective Date shall become the directors of the Surviving Corporation on and after the Effective Date to serve until expiration of their terms and until their successors are elected and qualified.

     2.3 Officers. The officers of Chaparral preceding the Effective Date shall become the officers of the Surviving Corporation on and after the Effective Date to serve at the pleasure of its Board of Directors.

3. MISCELLANEOUS

     3.1 Further Assurances. From time to time, and when required by the Surviving Corporation or by its successors and assigns, the Surviving Corporation shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and the Surviving Corporation shall take or cause to be taken such further and other action as shall be appropriate or necessary in order to vest or perfect or to conform of record or otherwise, in the Surviving Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Chaparral and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are authorized fully in the name and on behalf of Chaparral Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     3.2 Amendment. At any time before or after approval by the stockholders of Chaparral, this Merger Agreement may be amended in any manner (except that, after the approval of this Merger Agreement by the stockholders of Chaparral, the principal terms may not be amended without further approval of the stockholders of Chaparral) as may be determined in the judgment of the respective Board of Directors of Chaparral Delaware and Chaparral to be necessary, desirable, or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Merger Agreement.

     3.3 Conditions to Merger. The obligation of the Constituent Corporations to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Constituent Corporations in its sole discretion to the extent permitted by law):

          (a)  the  Merger  shall  have been  approved  by the  shareholders  of
               Chaparral  in  accordance  with  applicable   provisions  of  the
               Colorado Business Corporation Act;

          (b) Chaparral, as sole stockholder of Chaparral Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

          (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of Chaparral to be material to consummation of the Merger shall have been obtained.

     3.4 Abandonment or Deferral. Notwithstanding the approval of this Merger Agreement by the shareholders of Chaparral and Chaparral Delaware, at any time before the Effective Date, (a) this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either Chaparral or Chaparral Delaware or both or (b) the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of Chaparral or the Board of Directors of Chaparral Delaware, such action would be in the best interests of such corporations. In the even of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either Constituent Corporation or their respective Board of Directors or stockholders with respect thereto, except that Chaparral shall pay all expenses incurred in connection with the Merger or in respect to this Merger Agreement or relating thereto.

     3.5 Counterparts. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Merger Agreement, having first been duly approved by the Board of Directors of Chaparral and the Board of Directors of Chaparral Delaware, hereby is executed on behalf of each such corporation and attested to by a duly authorized officer thereof as of the date first above written.



                                          CHAPARRAL RESOURCES, INC.



                                          --------------------------------------
                                          Dr. Jack A. Krug
                                          President and Chief Operating Officer



                                          CHAPARRAL RESOURCES DELAWARE, INC.


                                          --------------------------------------
                                          Dr. Jack A. Krug
                                          President and Chief Operating Officer

                                                                       ANNEX III



                      DELAWARE CERTIFICATE OF INCORPORATION
                                       OF
                       CHAPARRAL RESOURCES DELAWARE, INC.

     THE UNDERSIGNED, acting as the incorporator of a corporation under and in accordance with the General Corporation Law of the State of Delaware, hereby adopts the following Certificate of Incorporation for such corporation:

                                    ARTICLE I

     The name of the corporation is Chaparral Resources Delaware, Inc. (the "Corporation").

                                   ARTICLE II

     The purpose for which the Corporation is organized is the transaction of any or all lawful acts and activities for which corporations may be incorporated under the General Corporation Law of the State of Delaware.

                                   ARTICLE III

     3.1 The aggregate number of shares of capital stock that the Corporation shall have authority to issue is 101,000,000, of which (a) 100,000,000 shares shall be common stock, par value 0.0001 per share, and (b) 1,000,000 shares shall be preferred stock, no par value per share. Unless specifically provided otherwise herein, the holders of such shares shall be entitled to one vote for each share held in any stockholder vote in which any of such holders is entitled to participate.

     3.2 The board of directors may determine the powers, designations, preferences and relative, participating, optional or other special rights, including voting rights, and the qualifications, limitations or restrictions thereof, of each class of capital stock and of each series within any such class and may increase or decrease the number of shares within each such class or series; provided, however, that the board of directors may not decrease the number of shares within a class or series to less than the number of shares within such class or series that are then issued and may not increase the number of shares within a series above the total number of authorized shares of the applicable class for which the powers, designations, preferences and rights have not otherwise been set forth herein.

     3.3 Series A Preferred Stock. 75,000 shares of the Corporation's preferred stock shall consist of the Series A Preferred Stock, no par value per share, with the rights, preferences, privileges and restrictions as follows:


          (a)  Definitions.   The  following  definitions  shall  apply  to  the
          designations of the preferred stock under this Section 3.3:

          "Approved Transaction" shall mean a transaction approved by a majority of the Board for the sale, grant, award or issuance to management, directors or employees of, or consultants to, the Corporation of shares of Common Stock or options to purchase such shares pursuant to which transaction any such sale, grant or award must be approved by the Board or a committee thereof prior to such sale, grant, award or issuance.

          "Board" shall mean the Board of Directors of the Corporation.

          "Commitment Date" means the date of original issuance of the Series A Preferred Stock.

          "Common Stock" shall mean the Common Stock, par value $0.0001 per share, of the Corporation.

          "Corporation Optional Redemption Value" means a price per share that equals or exceeds the then Conversion Price by at least 50%.


                                     III-1

          "Conversion Price" means the initial conversion price for the Series A Preferred Stock of $128.4696 per share, as adjusted form time to time as provided by Section 3.3(f).

          "Majority of the Series A Preferred Stock" shall mean more than 50% of the outstanding shares of Series A Preferred Stock.

          "Person" shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities, governments, and agencies and political subdivisions.

          "Redemption Price" means the Redemption Price set forth in Section 3.3(d)(iii), as such may be adjusted from time to time as provided in
          Section 3.3(d).

          "Series A Preferred Stock" shall mean the Series A Preferred Stock, no par value, of the Corporation.

          "Subsidiary" shall mean any corporation, partnership, joint venture, association or other business entity at least fifty percent (50%) of the outstanding voting stock or voting interest of which is at the time owned directly or indirectly by the Corporation or by one or more of such subsidiary entities, or both.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

     (b) Dividends.

               (i)  Right to  Dividends.  The  holders  of the then  outstanding
          Series A Preferred Stock shall be entitled to receive, when and as declared by the Board, and out of any funds legally available therefor, cumulative dividends at the annual rate of $5.00 per share, payable semiannually in cash on the last day of May and November of each year. Such dividends shall be cumulative so that, if such dividends in respect of any previous or current semi-annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set part for the Common Stock.

               (ii) Priority. Unless full accumulated and accrued dividends on the Series A Preferred Stock for all past dividend periods and the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, no dividend whatsoever other than a dividend payable solely in Common Stock shall be paid or declared, and no distribution shall be made, on any Common Stock.

     (c) Liquidation Rights of Preferred. In the event of any liquidation, dissolution or winning up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital, surplus, or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of the Common Stock, an amount equal to $100.00 plus all accrued and unpaid dividends thereon.

     (d) Redemptions.

          (i) Scheduled Redemption. Commencing on November 30, 2002 and on the last day of November of each year thereafter (each such date being referred to as a "Scheduled Redemption Date"), so long as any shares of Series A Preferred Stock shall be outstanding and to the extent the Corporation shall have funds legally available for such payment, the Corporation shall redeem the lesser of (x) the number of shares of Series A Preferred Stock

                                     III-2
     outstanding on such scheduled redemption date or (y) one-third of the largest number of shares of Series A Preferred Stock outstanding at any time prior to the first Scheduled Redemption Date for the Series A Preferred Stock. The shares to be redeemed shall be determined pro rata among the holders of shares of Series A Preferred Stock. If the Corporation shall fail to discharge all or any part of any scheduled redemption obligation pursuant to this subsection (i) because insufficient funds are legally available therefor, funds legally available therefore shall be applied pro rata to the holders of the Series A Preferred Stock. The balance of such scheduled redemption obligation shall be discharged as soon as the Corporation shall have funds legally available to permit such redemption, at which time the Board shall promptly fix a date for such redemption and so notify the holders of such shares in writing.

          (ii) Corporation Optional Redemption. The Corporation shall have the right, but not the obligation, to redeem all or any portion of the Series A Preferred Stock, if the average closing price of the Common Stock for any thirty (30) consecutive trading day period equals or exceeds the Corporation Optional Redemption Value. If the Corporation redeems less than all of the Series A Preferred Stock, such redemption shall be made pro rata among the holders of such series.

          (iii) Redemption Price. The redemption price of the Series A Preferred Stock (the "Redemption Price") shall be an amount per share equal to $100.00 plus all unpaid dividends thereon which have accrued, whether or not earned or declared. Even though the Redemption Price and the Conversion Price are both initially $100.00, they have no connection with, or relationship to, one another. (iv) Redemption Notice. The Corporation shall, not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption ("Redemption Date"), mail written notice ("Redemption Notice"), postage prepaid, to each holder of shares of record of the Series A Preferred Stock to be redeemed at such holder's post office address last shown on the records of the Corporation. The Redemption Notice shall state:

               (1) the total number of shares Series A Preferred Stock which the Corporation intends to redeem;

               (2)  the Redemption Date and Redemption Price;

               (3) that the holder's right to convert the Series A Preferred Stock will terminate on the day preceding the Redemption Date; and

               (4) the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

          (v) Surrender of Stock. On or before the Redemption Date, each holder of Series A Preferred Stock to be redeemed, unless the holder has exercised his right to convert the shares as provided in Section 3.3(f), shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event less than all of the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (vi) Termination of Rights. If the Redemption Notice is duly given, and if on or prior to the Redemption Date the Redemption Price is either paid or made available for payment, then notwithstanding that the certificates evidencing any of the shares of Series A Preferred Stock so called for redemption have not been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date cease and terminate, except only (i) the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor or (ii) the right to receive Common Stock upon exercise of the conversion rights as provided in Section 3.3(f).

                                     III-3

          (vii) Adjustment for Stock Splits and Combinations. If the Corporation at any time or from time to time after the Commitment Date effects a subdivision of the outstanding shares of Series A Preferred Stock, the Redemption Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Corporation at any time or from time to time after the Commitment Date combines the outstanding shares of Series A Preferred Stock into a smaller number of shares, the Redemption Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (vii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (viii) Adjustment for Certain Dividends and Distributions. If the Corporation at any time or from time to time after the Commitment Date makes or issues, or fixes a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive, a dividend or other distribution payable in additional shares of Series A Preferred Stock, then and in each such event the Redemption Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Redemption Price then in effect by a fraction (1) the numerator of which is the total number of shares of Series A Preferred Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Series A Preferred Stock issued and outstanding, immediately prior to the time of such issuance or the close of business on such record date plus the total number of shares of Series A Preferred Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Redemption Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Redemption Price shall be adjusted pursuant to this subsection (viii) as of the time of actual payment of such dividends or distributions.

     (e) Voting Rights. Each holder of shares of Series A Preferred Stock shall be entitled to vote on all matters and, except as otherwise expressly provided herein, shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which all shares of Series A Preferred Stock held by such holder could be converted, pursuant to the provisions of this
Section 3.3, at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is first executed. This provision for determination of the number of votes to which each holder of Series A Preferred Stock is entitled shall also apply in all cases in which the holders of shares of Series A Preferred Stock have the right to vote separately as a class.

     (f) Conversion. The holders of Series A Preferred Stock shall have the following conversion rights:

          ( i) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holders thereof, at any time or from time to time and prior to the Redemption Date for such share, into fully paid and nonassessable shares of Common Stock.

          (ii) Conversion Price. Each share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock which results from dividing $100.00 by the Conversion Price per share in effect at the time of conversion. The initial Conversion Price per share shall be $128.4696 and shall be subject to adjustment from time to time as provided below.

          (iii) Mechanics of Conversion. Each holder of Series A Preferred Stock who desires to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for

                                     III-4
     all purposes as the record holder of such shares of Common Stock on such date. A holder of Series A Preferred Stock who converts any shares of Series A Preferred Stock shall not be entitled to any accrued but unpaid dividends with respect to the Series A Preferred Stock so converted.

          (iv) Adjustment for Stock Splits and Combinations. If the Corporation at any time or from time to time after the Commitment Date effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Corporation at any time or from time to time after the Commitment Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 3.3(f) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          v) Adjustment for Certain Dividends and Distributions. If the Corporation at any time or from time to time after the Commitment Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 3.3(f) as of the time of actual payment of such dividends or distributions

          (vi) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Commitment Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3.3(f) with respect to the rights of the holders of the Series A Preferred Stock.

          (vii) Adjustments for Reclassification, Exchange and Substitution. In the event that at any time or from time to time after the Commitment Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 3.3(f)), then and in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such Series A Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

          (viii) Reorganization, Mergers, Consolidations or Sales of Assets. Subject to Section 3.3(b), if at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3.3(f)) or a merger or consolidation of the


                                     III-5

     Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon conversion of such Series A Preferred Stock would have been entitled in such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.3(f) with respect to the rights of the holders of such Series A Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 3.3(f) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as may be practicable.

           A. Sale of Shares Below Conversion Price.
              --------------------------------------

               (1) If at any time or from time to time after the Commitment Date, the Corporation issues or sells, or is deemed by the express provisions of this subsection (i) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in
          Section 3.3(f)(v) and other than upon a subdivision or combination of shares of Common Stock as provided in Section 3.3(f)(iv), for an Effective Price (as hereinafter defined) less than the then existing Conversion Price, then the currently existing Conversion Price shall be reduced, as of the opening of business on the date of such issuance or sale, to a price determined by multiplying that Conversion Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding at the close of business on the day next preceding the date of such issuance or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof deemed to have been received) by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of such issuance after giving effect to such issuance of Additional Shares of Common Stock. For the purpose of the calculation described in this Section 3.3(f)(viii)(A), the number of shares of Common Stock outstanding shall include (A) the number of shares of Common Stock into which the then outstanding shares of Series A Preferred Stock could be fully converted on the day next preceding the issuance or sale of Additional Shares of Common Stock and (B) the number of shares of Common Stock which could be obtained through the conversion of all Convertible Securities (as hereinafter defined) which are convertible on the day next preceding the issuance or sale of Additional Shares of Common Stock.

               (2) For the purpose of making any adjustment required under this Subsection 3.3(f)(viii)(A), the consideration received by the Corporation for any issuance or sale of securities shall (A) to the extent it consists of cash be computed at the net amount of cash received by the Corporation after deduction of any expenses payable by the Corporation and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Corporation in connection with such issuance or sale, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as reasonably determined in good faith by the Board, and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

               (3) For the purpose of the adjustment required under this Subsection 3.3(f)(viii)(A), the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible or exchangeable, with or without consideration, into or for, Additional Shares of Common Stock (such convertible or


                                     III-6
          exchangeable   stock  or  securities   being  herein  referred  to  as
          "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Conversion Price then in effect, then in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

               (4) For the purpose of the adjustment required under this Section 3.3(f)(viii)(A), if the Corporation issues or sells any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Conversion Price then in effect, then the Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options and plus the minimum amount of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange or such Convertible Securities. No further adjustment of the Conversion Price adjusted upon the issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of Section 3.3(f)(viii)(A)(3) above for the readjustment of the Conversion Price upon the expiration of rights or options or the rights of conversion or exchange of Convertible Securities shall apply to the rights, options and Convertible Securities referred to in this
          Section 3.3(f).

               (5) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Commitment, whether or not subsequently reacquired or retired by the Corporation, other than (i) shares of Common Stock issued upon conversion of the Series A Preferred Stock, (ii) shares of Common Stock or options or warrants to acquire Common Stock issued to management, directors or employees of, or consultants to, the Corporation or any Subsidiary pursuant to Approved Transactions, (iii) share of Common Stock issuable upon exercise of Convertible Securities outstanding on the Commitment Date and (iv) shares of Common Stock or options or warrants to acquire

                                     III-7

          Common Stock issued in connection with investment banking or financial advisory services provided to the Corporation. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Subsection 3.3(f)(viii)(A), into the aggregate consideration received, or deemed to have been received by the Corporation for such issuance under this Subsection 3.3(f)(viii)(A), for such Additional Shares of Common Stock.

          (ix) Accountants' Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price or the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, the Corporation, at its expense, shall cause independent public accountants of recognized standing selected by the Corporation (who may be the independent public accountants then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series A Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of
     (1) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (2) the Conversion Price at the time in effect, (3) the number of Additional Shares of Common Stock and (4) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred Stock.

          (x) Notices of Record Date. In the event (i) any taking by the Corporation of record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Person or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least thirty (30) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

          (xi) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay case equal to the product of such fraction multiplied by the fair market value of one share of the Corporation's Common Stock on the date of conversion as determined by the Board.

          (xii) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion for all then outstanding shares of the Series A Preferred Stock; the Corporation shall promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                                     III-8

          (xiii) Notices. All notices and other communications required by the provisions of this Section 3.3(f) shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to each holder of record at the address of such holder appearing on the books of the Corporation. Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of overnight delivery service on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

          (xiv) Payment of Taxes. The Corporation will pay all taxes (other than taxes based on income) and other governmental charges that may be imposed with respect to the issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, including without limitation any tax or other charge imposed in connection with any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.

          (xv) No Dilution or Impairment. The Corporation shall not amend or restate this Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Stock against dilution or other impairment.

          (xvi) Rounding of Calculation; Minimum Adjustment. All calculations under this Section 3.3(f) shall be made to the nearest one thousandth (1/1,000th) cent or to the nearest one thousandth (1/1,000th) of a share, as the case may be. Any provision of this Section 3.3(f) to the contrary notwithstanding, no adjustment in any Conversion Price shall be made if the amount of such adjustment would be less than $0.001, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any such subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.001 or more.

          (xvii) Waivers. With the written consent of a majority of the Series A Preferred Stock, the obligations of the Corporation and the rights of the holders of the Series A Preferred Stock under this Section 3.3 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Upon the effectuation of each such waiver, the Corporation shall promptly give written notice thereof to the holders of Series A Preferred Stock who have not previously consented thereto in writing.

          (xviii) Determination of Percentages. Whenever this Certificate of Incorporation requires the calculation of a percentage of preferred stock, such calculation shall be made as if the Series A Preferred Stock has been fully converted into Common Stock.

                                   ARTICLE IV

     The street address of the initial registered office of the Corporation is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Corporation.

                                     III-9

                                    ARTICLE V

     The name and address of the incorporator is as follows:

       Name                                Address
       ----                                -------
  Michael Young         2211 Norfolk Street, Suite 1150, Houston, Texas  77098

                                   ARTICLE VI

     The powers of the incorporator shall terminate upon the filing of this Certificate of Incorporation, and the following persons shall thereupon serve as directors of the Corporation until the first annual meeting of stockholders or until their successors are duly elected and qualified:

          Name                                  Address
          ----                                  -------
  John G. McMillian       2211 Norfolk Street, Suite 1150, Houston, Texas  77098

  Ted Collins, Jr.        2211 Norfolk Street, Suite 1150, Houston, Texas  77098

  David A. Dahl           2211 Norfolk Street, Suite 1150, Houston, Texas  77098

  Richard L. Grant        2211 Norfolk Street, Suite 1150, Houston, Texas  77098

  James Jeffs             2211 Norfolk Street, Suite 1150, Houston, Texas  77098

  Arlo Sorensen           2211 Norfolk Street, Suite 1150, Houston, Texas  77098

                                   ARTICLE VII

     To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this Article VII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation at the time of such repeal or amendment.

                                  ARTICLE VIII

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another Corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article VIII. The right to indemnification under this Article VIII shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made

                                     III-10
only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VIII or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article VIII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

                                   ARTICLE IX

     No contract or other transaction between the Corporation and any other corporation and no other acts of the Corporation with relation to any other corporation shall, in the absence of fraud, in any way be invalidated or otherwise affected by the fact that any one or more of the directors or officers of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director or officer of the Corporation individually, or any firm or association of which any director or officer may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that such person individually or as a member of such firm or association is such a party or is so interested shall be disclosed or shall have been known to the board of directors or a majority of such members thereof as shall be present at any meeting of the board of directors at which action upon any such contract or transaction shall be taken; and any director of the Corporation who is also a director or officer of such other corporation or who is such a party or so interested may be counted in determining the existence of a quorum at any meeting of the board of directors during which any such contract or transaction shall be authorized and may vote thereat to authorize any such contract or transaction, with like force and effect as if such person were not such a director or officer of such other corporation or not so interested. Any director of the Corporation may vote upon any contract or any other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that such person is also a director or officer of such subsidiary or affiliated corporation.

     Any contract, transaction or act of the Corporation or of the directors that shall be ratified at any annual meeting of the stockholders of the Corporation, or at any special meeting of the stockholders of the corporation, or at any special meeting called for such purpose, shall, insofar as permitted by law, be as valid and as binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify any such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or deprive the Corporation, its directors, officers or employees, of its or their right to proceed with such contract, transaction or act.

                                     III-11

     Subject to any express agreement that may from time to time be in effect, any stockholder, director or officer of the Corporation may carry on and conduct in such person's own right and for such person's own personal account, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director or stockholder of any corporation, or as a participant in any syndicate, pool, trust or association, any business that competes with the business of the Corporation and shall be free in all such capacities to make investments in any kind of property in which the Corporation may make investments.

                                    ARTICLE X

     Election of directors need not be by written ballot. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as otherwise provided by law. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt the original bylaws of the Corporation, to amend or repeal the bylaws or to adopt new bylaws, subject to any limitations that may be contained in such bylaws.


     IN WITNESS WHEREOF, the incorporator of the Corporation hereto has caused this Certificate of Incorporation to be duly executed as of April 21, 1999.


                                             ---------------------------------

                                             Michael Young, Incorporator

                                     III-12

                                                                        ANNEX IV


                                     BYLAWS
                                       OF
                         CHAPARRAL RESOURCES, INC., INC.

                                    ARTICLE I
                                     OFFICES

     Section 1.1 Registered Office. The registered office of the Company within the State of Delaware shall be located at either (i) the principal place of business of the Company in the State of Delaware or (ii) the office of the corporation or individual acting as the Company's registered agent in Delaware.

     Section 1.2 Additional Offices. The Company may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and without the State of Delaware, as the Board of Directors of the Company (the "Board") may from time to time determine or as the business and affairs of the Company may require.

                                   ARTICLE II
                              STOCKHOLDERS MEETINGS

     Section 2.1 Annual Meetings. Annual meetings of stockholders shall be held at a place and time on any weekday that is not a holiday and that is not more than 180 days after the end of the fiscal year of the Company as shall be designated by the Board and stated in the notice of the meeting, at which the stockholders shall elect the directors of the Company and transact such other business as may properly be brought before the meeting.

     Section 2.2 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, (i) may be called by the chairman of the board or the president and (ii) shall be called by the president or secretary at the request in writing of a majority of the Board or stockholders owning capital stock of the Company representing at least 10% of all capital stock of the Company entitled to vote thereat. Such request of the Board or the stockholders shall state the purpose or purposes of the proposed meeting.

     Section 2.3 Notices. Written notice of each stockholders meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote thereat by or at the direction of the officer calling such meeting not less than ten nor more than 60 days before the date of the meeting. If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which said meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in said notice and any matters reasonably related thereto.

     Section 2.4 Quorum. The presence at a stockholders meeting of the holders, present in person or represented by proxy, of capital stock of the Company representing a majority of the votes of all capital stock of the Company entitled to vote thereat shall constitute a quorum at such meeting for the transaction of business except as otherwise provided by law, the certificate of incorporation or these Bylaws. If a quorum shall not be present or represented at any meeting of the stockholders, a majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such reconvened meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the reconvened meeting, a notice of said meeting shall be given to each stockholder entitled to vote at said meeting. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 2.5 Voting of Shares.

          Section 2.5.1 Voting Lists. The officer or agent who has charge of the stock ledger of the Company shall prepare, at least ten days and no more than 60 days before every meeting of stockholders, a complete list of the stockholders entitled to vote thereat arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders. Failure to comply with the requirements of this section shall not affect the validity of any action taken at said meeting.

          Section 2.5.2 Votes Per Share. Unless otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote in person or by proxy at every stockholders meeting for each share of capital stock held by such stockholder.

          Section 2.5.3 Proxies. Every stockholder entitled to vote at a meeting or to express consent or dissent without a meeting or a stockholder's duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy. Each proxy shall be in writing, executed by the stockholder giving the proxy or by his duly authorized attorney. No proxy shall be voted on or after three years from its date, unless the proxy provides for a longer period. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his legal representatives or assigns, except in those cases where an irrevocable proxy permitted by statute has been given.

          Section 2.5.4 Required Vote. When a quorum is present at any meeting, the vote of the holders, present in person or represented by proxy, of capital stock of the Company representing a majority of the votes of all capital stock of the Company entitled to vote thereat shall decide any question brought before such meeting, unless the question is one upon which, by express provision of law or the certificate of incorporation or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

          Section 2.5.5 Consents in Lieu of Meeting. Any action required to be or that may be taken at any meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt, written notice of the action taken by means of any such consent which is other than unanimous shall be given to those stockholders who have not consented in writing.

                                   ARTICLE III
                                    DIRECTORS

     Section 3.1 Powers. The business of the Company shall be managed by or under the direction of the Board, which may exercise all such powers of the Company and do all such lawful acts and things as are not by law, the certificate of incorporation or these Bylaws directed or required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware.

     Section 3.2 Number. The number of directors constituting the Board shall never be less than one and shall be determined by resolution of the Board.

     Section 3.3 Election. Directors shall be elected by the stockholders by plurality vote at an annual stockholders meeting as provided in the certificate of incorporation, except as hereinafter provided, and each director shall hold office until such director's successor has been duly elected and qualified or until such director's earlier resignation or removal.

     Section 3.4 Vacancies. Vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until their successors are duly elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by law. If, at the time of filling any vacancy or any newly-created directorship, the directors then in office shall constitute less than a majority of the whole
Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly-created directorships, or to replace the directors chosen by the directors then in office. No decrease in the size of the Board shall serve to shorten the term of an incumbent director.

     Section 3.5 Removal. Unless otherwise restricted by law, the certificate of incorporation or these Bylaws, any director or the entire Board may be removed, with or without cause, by a majority vote of the shares entitled to vote at an election of directors, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting.

     Section 3.6 Compensation. Unless otherwise restricted by the certificate of incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board and may be paid either a fixed sum for attendance at each meeting of the Board or a stated salary as director. No such payment shall preclude any director from serving the Company in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV
                                 BOARD MEETINGS

     Section 4.1 Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the stockholders meeting. No notice to the directors shall be necessary to legally convene this meeting, provided a quorum is present.

     Section 4.2 Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times and places as shall from time to time be determined by resolution of the Board and communicated to all directors.

     Section 4.3 Special Meetings. Special meetings of the Board (i) may be called by the chairman of the board or president and (ii) shall be called by the president or secretary on the written request of two directors or the sole director, as the case may be. Notice of each special meeting of the Board shall be given, either personally or as hereinafter provided, to each director at least 24 hours before the meeting if such notice is delivered personally or by means of telephone, telegram, telex or facsimile transmission and delivery; two days before the meeting if such notice is delivered by a recognized express delivery service; and three days before the meeting if such notice is delivered through the United States mail. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by law, the certificate of incorporation or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting.

     Section 4.4 Quorum; Required Vote. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by law, the certificate of incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

     Section 4.5 Consent In Lieu of Meeting. Unless otherwise restricted by the certificate of incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                    ARTICLE V
                             COMMITTEES OF DIRECTORS

     Section 5.1 Establishment; Standing Committees. The Board may by resolution establish, name or dissolve one or more committees, each committee to consist of one or more of the directors. Each committee shall keep regular minutes of its meetings and report the same to the Board when required. There shall exist the following standing committees, which committees shall have and may exercise the following powers and authority:

          Section 5.1.1 Finance Committee. The Finance Committee shall from time to time meet to review the Company's consolidated operating and financial affairs, both with respect to the Company, and to report its findings and recommendations to the Board for final action. The Finance Committee shall not be empowered to approve any corporate action of whatever kind or nature, and the recommendations of the Finance Committee shall not be binding on the Board, except when, pursuant to the provisions of Section
     5.2 hereof, such power and authority have been specifically delegated to such committee by the Board by resolution. In addition to the foregoing, the specific duties of the Finance Committee shall be determined by the Board by resolution.

          Section 5.1.2 Audit Committee. The Audit Committee shall from time to time, but no less than two times per year, meet to review and monitor the financial and cost accounting practices and procedures of the Company and to report its findings and recommendations to the Board for final action. The Audit Committee shall not be empowered to approve any corporate action of whatever kind or nature, and the recommendations of the Audit Committee shall not be binding on the Board, except when, pursuant to the provisions of Section 5.2, such power and authority have been specifically delegated to such committee by the Board by resolution. In addition to the foregoing, the specific duties of the Audit Committee shall be determined by the Board by resolution.

          Section 5.1.3 Compensation Committee. The Compensation Committee shall from time to time meet to review the various compensation plans, policies and practices of the Company and to report its findings and recommendations to the Board for final action. The Compensation Committee shall not be empowered to approve any corporate action of whatever kind or nature, and the recommendations of the Compensation Committee shall not be binding on the Board, except when, pursuant to the provisions of Section 5.2, such power and authority have been specifically delegated to such committee by the Board by resolution. In addition to the foregoing, the specific duties of the Compensation Committee shall be determined by the Board by resolution.

     Section 5.2 Available Powers. Any committee established pursuant to Section
5.1 including the Finance Committee, the Audit Committee and the Compensation Committee, but only to the extent provided in the resolution of the Board establishing such committee or otherwise delegating specific power and authority to such committee and as limited by law, the certificate of incorporation and these Bylaws, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it. Without limiting the foregoing, such committee may, but only to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law of the State of Delaware, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Company or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Company.

     Section 5.3 Unavailable Powers. No committee of the Board shall have the power or authority to (1) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to stockholders for approval or (2) adopt, amend or repeal any provision in these Bylaws.

     Section 5.4 Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not the member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

     Section 5.5 Procedures. Time, place and notice, if any, of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members designated by the Board shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by law, the certificate of incorporation or these Bylaws. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

                                   ARTICLE VI
                                    OFFICERS

     Section 6.1 Elected Officers. The Board shall elect a chairman of the Board, a president, a treasurer and a secretary (collectively, the "Required Officers") having the respective duties enumerated below and may elect such other officers having the titles and duties set forth below that are not reserved for the Required Officers or such other titles and duties as the Board may by resolution from time to time establish:

          Section 6.1.1 Chairman of the Board. The chairman of the board, or in his or her absence, the president, shall preside when present at all meetings of the stockholders and the Board. The chairman of the board shall advise and counsel the president and other officers and shall exercise such powers and perform such duties as shall be assigned to or required of the chairman from time to time by the Board or these Bylaws. The chairman of the board may execute bonds, mortgages and other contracts requiring a seal under the seal of the Company, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board to some other officer or agent of the Company. The chairman of the board may delegate all or any of his or her powers or duties to the president, if and to the extent deemed by the chairman of the board to be desirable or appropriate.

          Section 6.1.2 President. The president shall be the chief executive officer of the Company, shall have general and active management of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. In the absence of the chairman of the board or in the event of his or her inability or refusal to act, the president shall perform the duties and exercise the powers of the chairman of the board.

          Section 6.1.3 Vice Presidents. In the absence of the president or in the event of the president's inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated by the Board, or in the absence of any designation, then in the order of their election or appointment) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the Board may from time to time prescribe.

          Section 6.1.4 Secretary. The secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record all the proceedings of such meetings in books to be kept for that purpose. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board or the president. The secretary shall have custody of the corporate seal of the Company and the secretary, or an assistant secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such assistant secretary. The Board may give general authority to any other officer to affix the seal of the Company and to attest the affixing thereof by his or her signature.

          Section 6.1.5 Assistant Secretaries. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the Board (or if there be no such determination, then in the order of their election or appointment) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

          Section 6.1.6 Treasurer. Unless the Board by resolution otherwise provides, the treasurer shall be the chief accounting and financial officer of the Company. The treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. The treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the president and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as treasurer and of the financial condition of the Company.

          Section 6.1.7 Assistant Treasurers. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election or appointment) shall, in the absence of the treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

          Section 6.1.8 Divisional Officers. Each division of the Company, if any, may have a president, secretary, treasurer or controller and one or more vice presidents, assistant secretaries, assistant treasurers and other assistant officers. Any number of such offices may be held by the same person. Such divisional officers will be appointed by, report to and serve at the pleasure of the Board and such other officers that the Board may place in authority over them. The officers of each division shall have such authority with respect to the business and affairs of that division as may be granted from time to time by the Board, and in the regular course of business of such division may sign contracts and other documents in the name of the division where so authorized; provided that in no case and under no circumstances shall an officer of one division have authority to bind any other division of the Company except as necessary in the pursuit of the normal and usual business of the division of which he or she is an officer.

     Section 6.2 Election. All elected officers shall serve until their successors are duly elected and qualified or until their earlier death, resignation or removal from office.

     Section 6.3 Appointed Officers. The Board may also appoint or delegate the power to appoint such other officers, assistant officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary, and the titles and duties of such appointed officers may be as described in Section 6.1 hereof for elected officers; provided that the officers and any officer possessing authority over or responsibility for any functions of the Board shall be elected officers.

     Section 6.4 Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person, unless the certificate of incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware. Officers, such as the chairman of the board, possessing authority over or responsibility for any function of the Board must be directors.

     Section 6.5 Compensation; Vacancies. The compensation of elected officers shall be set by the Board. The Board shall also fill any vacancy in an elected office. The compensation of appointed officers and the filling of vacancies in appointed offices may be delegated by the Board to the same extent as permitted by these Bylaws for the initial filling of such offices.

     Section 6.6 Additional Powers and Duties. In addition to the foregoing especially enumerated powers and duties, the several elected and appointed officers of the Company shall perform such other duties and exercise such further powers as may be provided by law, the certificate of incorporation or these Bylaws or as the Board may from time to time determine or as may be assigned to them by any competent committee or superior officer.

     Section 6.7 Removal. Any officer may be removed, either with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the Board.

                                   ARTICLE VII
                               SHARE CERTIFICATES

     Section 7.1 Entitlement to Certificates. Every holder of the capital stock of the Company, unless and to the extent the Board by resolution provides that any or all classes or series of stock shall be uncertificated, shall be entitled to have a certificate, in such form as is approved by the Board and conforms with applicable law, certifying the number of shares owned by such holder.

     Section 7.2 Multiple Classes of Stock. If the Company shall be authorized to issue more than one class of capital stock or more than one series of any class, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall, unless the Board shall by resolution provide that such class or series of stock shall be uncertificated, be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, to the extent allowed by law, in lieu of such statement, the face or back of such certificate may state that the Company will furnish a copy of such statement without charge to each requesting stockholder.

     Section 7.3 Signatures. Each certificate representing capital stock of the Company shall be signed by or in the name of the Company by (i) the chairman of the board, the president or a vice president; and (ii) the treasurer, an assistant treasurer, the secretary or an assistant secretary of the Company. The signatures of the officers of the Company may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to hold such office before such certificate is issued, it may be issued by the Company with the same effect as if he or she held such office on the date of issue.

     Section 7.4 Issuance and Payment. Subject to the provisions of law, the certificate of incorporation or these Bylaws, shares may be issued for such consideration and to such persons as the Board may determine from time to time. Shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate is issued.

     Section 7.5 Lost Certificates. The Board may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Company alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Company a bond in such sum as it may direct as indemnity against any claim that may be made against the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 7.6 Transfer of Stock. Upon surrender to the Company or its transfer agent, if any, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer and of the payment of all taxes applicable to the transfer of said shares, the Company shall be obligated to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books; provided, however, that the Company shall not be so obligated unless such transfer was made in compliance with applicable state and federal securities laws.

     Section 7.7 Registered Stockholders. The Company shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, vote and be held liable for calls and assessments and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any person other than such registered owner, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VIII
                                 INDEMNIFICATION

     Section 8.1 General. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Company and, with respect to any criminal action or proceeding, have reasonable cause to believe that his or her conduct was unlawful.

Section 8.2 Actions by or in the Right of the Company. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture or trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 8.3 Indemnification Against Expenses. To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

     Section 8.4 Board Determinations. Any indemnification under Sections 8.1 and 8.2 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 8.1 and 8.2. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such disinterested directors or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders.

     Section 8.5 Advancement of Expenses. Expenses including attorneys' fees incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Company as authorized by law or in this section. Such expenses incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Company deems appropriate.

     Section 8.6 Nonexclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall not be deemed exclusive of any other rights to which any director, officer, employee or agent of the Company seeking indemnification or advancement of expenses may be entitled under any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the Company and shall inure to the benefit of the heirs, executors and administrators of such a person.

     Section 8.7 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of applicable statutes, the certificate of incorporation or this Article VIII.

     Section 8.8 Certain Definitions. For purposes of this Section 8.8, (i) references to "the Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued; (ii) references to "other enterprises" shall include employee benefit plans; (iii) references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and (iv) references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company that imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article VIII.

     Section 8.9 Change in Governing Law. In the event of any amendment or addition to Section 145 of the General Corporation Law of the State of Delaware or the addition of any other section to such law that limits indemnification rights thereunder, the Company shall, to the extent permitted by the General Corporation Law of the State of Delaware, indemnify to the fullest extent authorized or permitted hereunder, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Company), by reason of the fact that he or she is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding.

                                   ARTICLE IX
                 INTERESTED DIRECTORS, OFFICERS AND STOCKHOLDERS

     Section 9.1 Validity. Any contract or other transaction between the Company and any of its directors, officers or stockholders (or any corporation or firm in which any of them are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of such director, officer or stockholder at the meeting authorizing such contract or transaction, or his or her participation or vote in such meeting or authorization.

     Section 9.2 Disclosure; Approval. The foregoing shall, however, apply only if the material facts of the relationship or the interests of each such director, officer or stockholder are known or disclosed:

          (i) to the Board and it nevertheless in good faith authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

          (ii) to the stockholders and they nevertheless in good faith authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes.

     Section 9.3 Nonexclusive. This provision shall not be construed to invalidate any contract or transaction that would be valid in the absence of this provision.

                                    ARTICLE X
                                  MISCELLANEOUS

     Section 10.1 Place of Meetings. All stockholders, directors and committee meetings shall be held at such place or places, within or without the State of Delaware, as shall be designated from time to time by the Board or such committee and stated in the notices thereof. If no such place is so designated, said meetings shall be held at the principal business office of the Company.

     Section 10.2 Fixing Record Dates. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than ten days prior to any such action. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

     In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is otherwise required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board and prior action by the Board is required, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

     In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

     Section 10.3 Means of Giving Notice. Whenever under applicable law, the certificate of incorporation or these Bylaws, notice is required to be given to any director or stockholder, such notice may be given in writing and delivered personally, through the United States mail, by a recognized express delivery service (such as Federal Express) or by means of telegram, telex or facsimile transmission, addressed to such director or stockholder at his or her address or telex or facsimile transmission number, as the case may be, appearing on the records of the Company, with postage and fees thereon prepaid. Such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail or with an express delivery service or when transmitted, as the case may be. Notice of any meeting of the Board may be given to a director by telephone and shall be deemed to be given when actually received by the director.

     Section 10.4 Waiver of Notice. Whenever any notice is required to be given under applicable law, the certificate of incorporation or these Bylaws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be filed with the corporate records. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 10.5 Attendance via Communications Equipment. Unless otherwise restricted by applicable law, the certificate of incorporation or these Bylaws, members of the Board, any committee thereof or the stockholders may hold a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can effectively communicate with each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 10.6 Dividends. Dividends on the capital stock of the Company, paid in cash, property or securities of the Company and as may be limited by applicable law and applicable provisions of the certificate of incorporation (if any), may be declared by the Board at any regular or special meeting.

     Section 10.7 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Board from time to time, in its absolute discretion, determines proper as a reserve or reserves to meet contingencies, for equalizing dividends, for repairing or maintaining any property of the Company or for such other purpose as the Board shall determine to be in the best interest of the Company; and the Board may modify or abolish any such reserve in the manner in which it was created.

     Section 10.8 Reports to Stockholders. The Board shall present at each annual meeting of stockholders, and at any special meeting of stockholders when called for by vote of the stockholders, a statement of the business and condition of the Company.

     Section 10.9 Contracts and Negotiable Instruments. Except as otherwise provided by applicable law or these Bylaws, any contract or other instrument relative to the business of the Company may be executed and delivered in the name of the Company and on its behalf by the chairman of the Board or the president; and the Board may authorize any other officer or agent of the Company to enter into any contract or execute and deliver any contract in the name and on behalf of the Company, and such authority may be general or confined to specific instances as the Board may by resolution determine. All bills, notes, checks or other instruments for the payment of money shall be signed or countersigned by such officer, officers, agent or agents and in such manner as are permitted by these Bylaws and/or as, from time to time, may be prescribed by resolution (whether general or special) of the Board. Unless authorized so to do by these Bylaws or by the Board, no officer, agent or employee shall have any power or authority to bind the Company by any contract or engagement, or to pledge its credit, or to render it liable pecuniarily for any purpose or to any amount.

     Section 10.10 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board.

     Section 10.11 Seal. The seal of the Company shall be in such form as shall from time to time be adopted by the Board. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

     Section 10.12 Books and Records. The Company shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its stockholders, Board and committees and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

     Section 10.13 Resignation. Any director, committee member, officer or agent may resign by giving written notice to the chairman of the board, the president or the secretary. The resignation shall take effect at the time specified therein, or immediately if no time is specified. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 10.14 Surety Bonds. Such officers and agents of the Company (if any) as the president or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Company, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Company, in such amounts and by such surety companies as the president or the Board may determine. The premiums on such bonds shall be paid by the Company and the bonds so furnished shall be in the custody of the Secretary.

     Section 10.15 Proxies in Respect of Securities of Other Corporations. The chairman of the Board, the president, any vice president or the secretary may from time to time appoint an attorney or attorneys or an agent or agents for the Company to exercise, in the name and on behalf of the Company, the powers and rights that the Company may have as the holder of stock or other securities in any other corporation to vote or consent in respect of such stock or other securities, and the chairman of the board, the president, any vice president or the secretary may instruct the person or persons so appointed as to the manner of exercising such powers and rights; and the chairman of the board, the president, any vice president or the secretary may execute or cause to be executed, in the name and on behalf of the Company and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper in order that the Company may exercise such powers and rights.

     Section 10.16 Amendments. These Bylaws may be altered, amended, repealed or replaced by the stockholders, or by the Board when such power is conferred upon the Board by the certificate of incorporation, at any annual stockholders meeting or annual or regular meeting of the Board, or at any special meeting of the stockholders or of the Board if notice of such alteration, amendment, repeal or replacement is contained in the notice of such special meeting. If the power to adopt, amend, repeal or replace these Bylaws is conferred upon the Board by the certificate of incorporation, the power of the stockholders to so adopt, amend, repeal or replace these Bylaws shall not be divested or limited thereby.

                            CHAPARRAL RESOURCES, INC.
                                ----------------

                                 REVOCABLE PROXY
                                ----------------

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CHAPARRAL RESOURCES, INC. FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 1999 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     The undersigned shareholder of Chaparral Resources, Inc., a Colorado corporation (the "Company"), hereby appoints Dr. Jack A. Krug or John G. McMillian, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Company to be held on Wednesday, April 21, 1999 at 10:00 a.m., Eastern Standard Time, at the offices of Allen & Company Incorporated located at 711 Fifth Avenue, 9th Floor, New York, New York 10022, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.



1.       Proposal to approve the  Amendment  to Article  Fourth  FOR |_|         AGAINST |_|        ABSTAIN |_|
         of the  Company's  Amended  and  Restated  Articles of
         Incorporation  so as to effect a reverse  stock  split
         in which one new share of the Company's  common stock,
         par value  $0.10 per  share,  would be  exchanged  for
         every 60 shares of common  stock of the  Company,  par
         value $0.10 per share,  presently authorized,  issued,
         and  outstanding.  The number of authorized  shares of
         common   stock  and   preferred   stock  will   remain
         unchanged at 100,000,000 and 1,000,000, respectively.

2.       Proposal  to  approve  the   reincorporation   of  the  FOR |_|         AGAINST |_|        ABSTAIN |_|
         Company by changing  the state of  incorporation  from
         Colorado  to  Delaware  by the  adoption of a Plan and
         Agreement of Merger

3.       Proposal  to adjourn  the  Special  Meeting to another  FOR |_|         AGAINST |_|        ABSTAIN |_|
         date  and/or  place  for  the  purpose  of  soliciting
         additional  proxies  in  favor  of  Proposal  1 and/or
         Proposal 2 above.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK SERIES A PREFERRED STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

     The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

          Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

           Dated:  ____________________, 1999

           Signature:
                     -----------------------------------------------------------

          Signature, if held jointly:

          ----------------------------------------------------------------------

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.